Acorn Family of Funds                                         3
Third Quarter Report
September 30, 1999



Managed by Wanger Asset Management, L.P.




[ACORN ARTWORK APPEARS HERE]

                                     Y2K

                               Year 2000 Update

The Challenge
Computer programs throughout the world historically have used two digits instead of four to identify the year. With a new millennium approaching, these programs had to be modified so computers would read 00 as the year 2000 and not 1900. For the Acorn Funds, and other investment firms that are dependent on date-specific information for recordkeeping, Y2K ranks as a top business priority.

Y2K Readiness at Acorn Funds
The safety of our shareholders' assets is always of paramount importance to us. That's why Acorn Funds has been working since 1997 to prepare our systems and hardware to meet the Year 2000 challenge. Our goal: to conduct normal business with our shareholders before, during and after the turn of the century. As of August 31, 1999, our Y2K efforts are complete and our critical systems are Y2K compliant.

Acorn's Y2K readiness project involved assessment of our Y2K exposure, remediation, testing, and contingency planning. The project was completed in six phases:
Phase 1: Creation of a Y2K committee, November 1997.
Phase 2: Establish monitoring process.
Phase 3: Inventory and itemize all systems and obtain information from external vendors on potential exposure.
Phase 4: Examine all potential exposure points to determine if they present Y2K problems. Obtain surveys/formal response of Y2K plans from external vendors.
Phase 5: Remediation. Systems are changed to be Y2K compliant.
Phase 6: Testing. Identify problems, fix and retest.

All six phases of our plan were successful in their mission. From now through the end of the year, our focus is on updating contingency plans. If something unforeseen or beyond our control should occur, we'll have plans in place so that we can service our shareholders in the best and fastest way possible.

What You Can Expect on Y2K Weekend
As January 1, 2000 is celebrated at various times around the globe, media coverage of the New Year countdown will be intense. How investors react to Y2K-related developments as the calendar turns may influence financial markets. The New York Stock Exchange and the Nasdaq will be open until 1 p.m. EST, six hours after the year 2000 begins in countries just west of the international date line.

January 1, 2000 is forecast to be one of the biggest telephone calling days in history. Your attempts to communicate with Acorn Funds and others -- whether by phone or the Internet -- may be hindered by overloaded telephone systems and host computer servers. If you experience problems, they may result from strained communications systems in response to large call volume, rather than from Y2K-related computer glitches.

We're All in This Together
As the Acorn Funds count down to the new millennium, we are confident that our systems and those of vital business partners are ready. We think January 1, 2000 will be business as usual. At the same time, we recognize that computer systems are interdependent and that one company's non-compliance could affect the operations of other businesses, so we can't guarantee a problem-free Y2K passing -- no one can. We are however encouraged that we are part of an industry that has substantial experience dealing with large-scale computer operations.

A good sign: anecdotally, credit cards, which we've all had for some months now with `00' expiration dates, seem to be problem-free. Meanwhile, in a U.S. Senate Year 2000 Committee report (2/24/99) on the impact of the Year 2000 Problem, the U.S. securities industry was praised as having done more to prepare for Y2K than any other business sector.

Steps You Can Take: An Investor Checklist for Y2K
There are a number of simple activities you can do to prepare for the year 2000.

Review your investment plan. In our view, events alone shouldn't cause investors to abandon their long-term investment program. History has proven that it's almost impossible to time the market. By altering your investment approach in advance of December 31, you run the risk of missing out on opportunities and unintentionally incurring transaction costs and potential unfavorable tax consequences. Any modifications you decide are appropriate should be made gradually over time.

Maintain good records. Keeping good records is always important. Keep all of your account statements together in a safe place. Keep your third quarter account statement and confirmations for any transactions in your account between October 1 and December 31, 1999. Review statements and transaction records you receive after December 31, 1999, to reassure yourself of their accuracy.

Check your own computer. Make sure that your personal computer system can handle the Year 2000 date rollover. Check with the manufacturers of your hardware and software to determine your computer system's Y2K readiness. The PC Year 2000 Alliance web site at www.pcy2000.org can provide you with direct links to the web sites of a number of computer suppliers.

Ask questions. Visit www.acornfunds.com to review frequently asked Y2K questions or www.nasdr.com/3600_inv_kit.htm for a free Year 2000 Investor Kit created by the securities industry and the National Association of Securities Dealers, Inc.


           See www.acornfunds.com for additional information on Y2K.

       THIS MATERIAL CONTAINS YEAR 2000 READINESS DISCLOSURES WITHIN THE MEANING OF THE YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT

Acorn Family of Funds Third Quarter Report 1999
     Table of Contents


Squirrel Chatter: A Really Big Bull                  2

Acorn Twenty
     In a Nutshell                                   4
     Performance at a Glance                         5
     Major Portfolio Changes                        14
     Statement of Investments                       15

Acorn Foreign Forty
     In a Nutshell                                   6
     Performance at a Glance                         7
     Major Portfolio Changes                        16
     Statement of Investments                       17
     Portfolio Diversification                      18

Acorn USA
     In a Nutshell                                   8
     Performance at a Glance                         9
     Major Portfolio Changes                        19
     Statement of Investments                       20


Acorn International
     In a Nutshell                                  10
     Performance at a Glance                        11
     Major Portfolio Changes                        22
     Statement of Investments                       24
     Portfolio Diversification                      28

Acorn Fund
     In a Nutshell                                  12
     Performance at a Glance                        13
     Major Portfolio Changes                        29
     Statement of Investments                       31
     Foreign Portfolio Diversification              37

Trustees, Officers and Contact Information          38

     .Year-End Distribution Estimates

The following table details the Funds' year-end distribution estimates. These are preliminary estimates and subject to change.

                           Acorn Fund  Acorn International  Acorn USA  Acorn Twenty  Acorn Foreign Forty
--------------------------------------------------------------------------------------------------------
Long-term Capital Gains         $3.40                $1.60      $1.30         $0.00                $0.00
--------------------------------------------------------------------------------------------------------
Short-term Capital Gains        $0.00                $0.00      $0.02         $0.14                $0.00
--------------------------------------------------------------------------------------------------------

 .Squirrel Chatter: A Really Big Bull

[RALPH WANGER PHOTO APPEARS HERE]

The new South Park movie, "Bigger, Larger, and Uncut," I have not yet seen. Judging by the title, it no doubt refers to the stock market. How much bigger can it get, and how much longer can it go? A pair of academics have made a stir by writing an article "Dow 36,000."/1/ They suggest that the current market cycle will be as big and as long a thing as any bull could hope for. Most reviewers treat the article as outrageous nonsense and try to refute "Dow 36,000." Could the authors' audacious forecast possibly come to pass?

     The Dow is bound to reach 36,000 sooner or later. After all, the Dow was under 1000 in 1982, and is now over 10,000, up ten-fold in 18 years. So another mere quadrupling is bound to happen. If the market was to go up 8% per year, a quadrupling would take another 18 years, perhaps a good result, but not exciting enough to make you buy a book about it in 1999. Could we do it in six years? That would require 25% returns. We just finished a four-year run at that level of growth (1995-1998), so another long run of high returns would be unprecedented but not unimaginable.

     How could the market quadruple again? The whole argument of James Glassman and Kevin Hassett, authors of "Dow 36,000," boils down to "the risk premium on equities should be zero." This sounds like an academic argument, but the authors are academics, so what can you expect? Their theoretical framework is a standard dividend discount model (DDM). This is a simple algebraic model, but it can be pushed to some strained conclusions, as we shall see.

     A DDM computes the value of a stock as the sum of all of the future dividends you will get from owning it, each dividend discounted to its present value. One simple DDM equation for the market is: Risk Premium (RP) = Growth Rate (GR) -- Risk Free Rate (RF) -- Dividend Yield (Y).

     The growth rate is the long-term future growth of the Dow-Jones dividend stream. Dividends have had an average growth rate of 4.7% since 1915; 5.4% since 1949. Earnings have grown faster than dividends over the last 50 years--7.3% growth per year for corporate earnings as a whole--matching the growth in GDP over this period. Since 1991, the economy has been relatively strong and non-inflationary, and GDP has grown at 5.5% per year. Dividends aren't likely to grow faster than GDP for the long-term. That would mean corporate profits would be growing faster than the overall economy, which is against the rules of economics and politics. We don't know exactly what the future growth rate of dividends will be (start with guessing real GDP growth, inflation, corporate profit margins, and the payout ratio of dividends to earnings), but let us assume that it will be 6%. This is near the rate for the last 50 years, and using it simplifies the math.

     The risk free rate in our equation can be represented by a five-year government bond, now a little over 6%. Going back to our DDM, you can see that we take the GR-RF; if both = 6%, they cancel out, simplifying our equation to:
RP = Y (approximately). Most of the time from 1915 to 1990, yield averaged 4%. /2/ After 1990, the dividend yield started to shrink, and is now at an all-time low of 1 1/2%. Our equation says that the risk premium has dropped that much too.

Risk Premium is the Key

     The risk premium measures the amount of risk you are willing to assume by owning stocks vs. owning government bonds. "The customary way to find the value of a risky security has always been to add a premium for risk to the pure interest rate, and then use the sum as the interest rate for discounting future receipts."/3/

     The "Dow 36,000" argument rests explicitly on the risk premium dropping even further. Are you a "New Era" believer? If, in five years, the Dow-Jones dividend is $222, up from $171 now, and the risk premium is down to 0.62%, then the formula says the Dow-Jones triples to 36,000. If, however, the risk premium returns to its long-term mean at 4%, the Dow would be only 5,550, only half its current level, a fierce bear market. Who will be right? No one knows, but "New Era" thinkers have appeared in past bull markets only to be discredited. The next section will give reasons why the market can go much higher, followed by a section that says it won't.

The Bullish Argument

     The "Dow 36,000" theory argues that stocks are no riskier than bonds. This is a defensible argument (even though many experts disagree). Academics measure risk by short-term volatility, and bonds have been volatile. One leading textbook/4/ shows that bonds were more volatile than stocks in the 1976-87 period. In fact, bonds were extremely volatile between 1979-1983, when the Iraq-Iran War caused oil prices to jump and inflation to go to high levels, while interest rates soared to 14%. This was an unusual period, but there is no reason it couldn't happen again, so we shouldn't throw out the data from 1979-83.

     As investors realized that the equity risk premium was too high, they have pushed it lower, and this trend isn't over yet. To keep the bull market going, earnings and dividends need to keep growing, and the risk premium needs to keep shrinking. The argument put forth in "Dow 36,000" is that the historic market risk premium of 4% is way too high, because in the long run (any twenty-year period) stocks have made money.

     The risk premium is trending down because investors now realize that stocks are not riskier than bonds. The risk premium was about 6 1/2 in 1990, down to 3% in 1992, and has kept on shrinking since then, it is now 1 1/2%, and may well continue lower. If it gets down to 0.6%, then the Dow Jones will in fact be at 36,000. At that point, stocks will be selling at 80-100 times earnings, four times the present multiple. That sounds outlandish, but Japan was there in 1989. Consider this: the Russell 2000 P/E is 61x and the Nasdaq (over-the-counter) market, influenced by Internet stocks, is 158x right now!

The Bearish Argument

     The eminent publication The Economist (September 25, 1999, pg. 17) argues that the American market is a financial bubble. "History shows that markets do overshoot and that bubbles can persist for some time--indeed, that is their nature. It also shows that the bigger a bubble gets, the greater the excesses it creates in the economy--and the bigger the bang when it eventually pops." If the U.S. market bubble pops, the Dow P/E ratio can shrink from 27x, where it is now, back down to 16x (the long-term average P/E), and easily go below the mean to 13x. That halves current values, so "Dow 5,000" could be the bears' book.

     A second bearish argument is that the risk premium ought to be 2-4%, not below 1%, because in fact stocks are riskier than bonds.

     The third bearish argument is that "Dow 36,000" is based on a dividend discount model that is a static model because a DDM does not require any history to explain its result. In the real world, a market that reached 80-100x earnings would have a dynamic interaction with the economy. When you have very high stock prices, you have very low cost of equity capital. Any machine is worth ordering, any building is worth building, any scheme is worth promoting--exactly what we see in Internet stocks today. The overexpansion that would result would kill profits and the market. Example: Japan's bubble popped in 1989 and was followed by an eight-year bear market.

     There is no theoretical reason that the Dow cannot get to 36,000 in a few years, but the boom would necessarily create the bust that would follow. We could get there but not stay there.

Is There an Answer?

     If the best our mathematical model can do is tell us that the Dow should sell five years from now somewhere between 5000 and 36,000, have we said anything at all? Perhaps not. The future course of the stock market is not any more predictable than this 5000-36,000 result. The "Dow 36,000" theory is based on a near-zero risk premium, meaning that stocks are no riskier than bonds. However, history shows there have been some very long bear markets. These bear markets should be evidence of a risk premium more than zero. I believe that the "Dow 36,000" argument is too optimistic. The range of future prices is still very wide, at least 50% in either direction, in a range of 8000-18000. That ought to be enough volatility to suit anyone.


/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Wanger Asset Management
Lead Portfolio Manager, Acorn Fund

--------------------------------------------------------------------------------

/1/ James Glassman & Kevin Hassett, Dow 36,000, The Atlantic Monthly, September
    1999.

/2/ Ned Davis Research, Chart #S616

/3/ Williams, John Burr, The Theory of Investment Value, Harvard University
    Press, 1938: reprinted by Fraser Publishing Company, Burlington, VT 05402 in 1997.

/4/ Bodie, Kane, Marcus, Investments: Second Edition, p. 471. Irwin, Burr Ridge,
    IL, 1993. The period 1976-87 included the 1979-83 years of very high inflation. High inflation makes bonds go down in a volatile manner.

                               Acorn Twenty
                                  >In a Nutshell

                       [JOHN H. PARK PHOTO APPEARS HERE]
                       [MARK H. YOST PHOTO APPEARS HERE]

The third quarter was challenging. Acorn Twenty was off 7.1%, its first down quarter. On a relative basis, Acorn Twenty stayed ahead of its benchmark, the S&P MidCap 400 Index, which was off 8.4%, but fell slightly behind the S&P 500's negative 6.2% return.

     A top-performing stock held by your Fund has been Telephone & Data Systems (see inset). Recommended by Acorn Fund co-manager Chuck McQuaid, TDS was up 22% for the quarter and is up 98% for the year (111% since the Fund bought it on 11/23/98). Two newer positions, McLeod USA and Herman Miller, were up 17% and 14%, respectively, from the time of purchase through quarter end. McLeod is a competitive local exchange carrier (CLEC) whose stock went up after its announcement of a $1 billion investment by Forstmann Little, a private equity investment firm. Herman Miller is an office furniture manufacturer whose stock rose following better than expected third quarter earnings.

     Two stocks delivered particularly disappointing returns. Progressive Corporation fell 44% due to pricing pressure from increased competition in the insurance industry. Progressive, one of the dominant industry players, has been driving this pricing pressure and we feel over the long term it will emerge as a better-positioned company. National Data Corporation was down 40% because earnings were below analysts' estimates last quarter. We continue to believe National Data is a flourishing information company with promising potential.

     With the Fund's one-year anniversary approaching on November 23, Acorn Twenty is up 21.1% from inception through September 30, 1999 vs. the S&P MidCap 400's 8.8% gain, and the S&P 500's 11.5% return. We thank you for making the Fund's first year a successful one.

     With the Fund's one-year anniversary approaching on November 23, Acorn Twenty is up 21.1% from inception through September 30, 1999, vs. the S&P MidCap 400's 8.8% gain, and the S&P 500's 11.5% return.


/S/ John H. Park                   /S/ Mark H. Yost

    John H. Park                       Mark H. Yost
    Co-Portfolio Manager               Co-Portfolio Manager


                                  Wireless
                                    is More

Telephone & Data Systems (TDS) has been in Acorn Twenty since the Fund's inception. TDS is comprised of three companies: (1) its wholly owned telecommunications company, TDS Telecommunications; (2) 81% ownership of U.S. Cellular, a provider of cellular phone service in small cities and rural areas; and (3) 82% ownership of Aerial Communications, a start-up PCS (personal communications service) company. Rapid growth in U.S. Cellular's business over the past several years has been hidden by start-up losses at Aerial. Acorn Fund co-manager Chuck McQuaid identified TDS as a growing business selling at a steep discount to its true value by looking beyond Aerial's negative impact on TDS' earnings. In December 1998, TDS management announced it would spin off Aerial to TDS shareholders.TDS stock rose 80% in the first nine months of 1999. In September, TDS revised its plan, deciding to sell Aerial to Voicestream Wireless at a fancy price. The increase in Aerial's value added even more value to TDS.

 . Performance at a Glance

                            Acorn Twenty
                                       Information

Ticker Symbol:            ACTWX
Minimum
  Initial Investment:     $1,000
                          $1,000 for an IRA
Minimum
  Subsequent Investment:  $100
Exchange Fee:             None
Management Fee*:          0.90%
12b-1 Fee:                None
Other Expenses:           0.93%
Less Expense
  Reimbursement:          0.48%
Total Expense Ratio*:     1.35%

*Fees and expenses are calculated for the period from the Fund's inception on November 23, 1998 through December 31, 1998. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.35% of its average annual net assets. This expense limitation is voluntary and is terminable by either the Fund or Wanger Asset Management on 30 days' notice to the other.

Fund Net Assets as of 9/30/99: $59.4 million
--------------------------------------------------------------------------------
               . Acorn Twenty Top 10 Holdings

Telephone & Data Systems                                       9.0%
Cellular & Telephone Services

Americredit                                                    6.4%
Auto Lending

UICI                                                           6.2%
Insurance/Specialty Finance

MidAmerican Energy                                             5.9%
Growth Utility

RCN                                                            5.7%
Metro Market CLEC: Voice, Video & Internet Services

AES Corporation                                                5.6%
Power Plants

Liberty Media Group, AT&T                                      5.1%
Cable Satellite Programming

McLeod USA                                                     4.9%
Super Regional CLEC: Local, Long Distance & Internet Services

ServiceMaster                                                  4.9%
Facilities Management

SEI Investments                                                4.7%
Mutual Fund Administration

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
    . as a % of net assets, as of 9/30/99

[PIE CHART APPEARS HERE]

Information
Finance
Energy/Minerals
Industrial Goods/Services   4.0%
Health Care
Consumer Goods/Services
Other*                      8.9%

* Other includes "Cash and other assets less liabilities" of 8.1%.

Relative Performance
------------------------------------------------------------
                3rd quarter    Year to Date    Life of Fund*
                       1999
Acorn Twenty          -7.1%           13.1%            21.1%
S&P MidCap 400        -8.4%           -2.1%             8.8%
Russell 2000          -6.3%            2.4%             9.7%
S&P 500               -6.2%            5.4%            11.5%

*Life of Fund performance is from Acorn Twenty's inception 11/23/98 through 9/30/99.

Net Asset Value Per Share 9/30/99: $12.11
-----------------------------------------

The Value of a $10,000 Investment in Acorn Twenty
--------------------------------------------------------------------------------
  .November 23, 1998 through September 30, 1999

[GRAPH APPEARS HERE]

            ACORN TWENTY    S&P MIDCAP 400
11/23/98       10000             10000
12/31/98       10710             11109
 1/31/99       11000             10676
 2/28/99       10710             10117
 3/31/99       11480             10400
 4/30/99       12710             11220
 5/31/99       12730             11270
 6/30/99       13040             11872
 7/30/99       13190             11620
 8/31/99       12060             11222
 9/30/99       12110             10875

Total Return Life of Fund 21.1%

This graph compares the results of $10,000 invested in Acorn Twenty on November 23, 1998 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested to the S&P MidCap 400.

     The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. All indexes are unmanaged and returns include reinvested dividends.

     PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                              Acorn Foreign Forty
                                . In a Nutshell

[MARCEL P. HOUTZAGER PHOTO APPEARS HERE]

Acorn Foreign Forty rose 3.9% in the third quarter. This figure is slightly better than the Lipper International Funds Index, but lagged the 5.3% gain of the Salomon Smith Barney Cap Range $2-10 Billion Index.

     As Y2K fears diminished, our best sector was information technology services. Logica, Atos, Getronics, and Sema were all up 20% or better. Softbank kept up its stellar rise as the market continued to recognize the strength of its Internet portfolio. Softbank is a stock that we have been telling Acorn Foreign Forty shareholders about since the inception of the Fund due to its domination of the Internet in Japan.

     On the downside, the telecommunications sector underperformed substantially on concerns over rising capital costs (new telecommunications companies require large sums of capital in order to finance their sophisticated new equipment). Despite the sometimes volatile nature of these stocks, we believe that these "new telcos" can deploy state-of-the-art technology to provide lower cost and higher quality services (see inset). These companies are a creative and entrepreneurial force that is changing the communications world. We believe they also have the potential to make Acorn Foreign Forty shareholders a lot of money if they continue to grow.

     With the Fund's one-year anniversary approaching on November 23, Acorn Foreign Forty is up 36.2% from inception through September 30, 1999 vs. 15.3% for the Salomon Smith Barney Cap Range $2-10 Billion, and the EAFE Index gain of 13.0%. We thank you for making the Fund's first year a successful one.

Softbank kept up its stellar rise as the market continued to recognize the strength of its Internet portfolio. Softbank is a stock that we have been telling Acorn Foreign Forty shareholders about since the inception of the Fund due to its domination of the Internet in Japan.


/S/ MARCEL P. HOUTZAGER
    Marcel P. Houtzager
    Portfolio Manager


                              Moving the
                                   Bytes Around

One of our favorite long-term themes is the "new telcos," or telecommunications companies that use new technology to manage the huge growth in Internet data traffic and company data networks. An example is Energis. This company recently won a long-term contract to manage Sainsbury's--the United Kingdom's largest supermarket chain--data network. This network will manage the information (credit checks, stock control and data from point-of-sale terminals) flowing between 900 stores and five data centers.

 .Performance at a Glance

     Acorn Foreign Forty
                Information
 Ticker Symbol:                                ACFFX
 Minimum
   Initial Investment:                         $1,000
                                               $1,000 for an IRA
 Minimum
   Subsequent Investment:                      $100

 Exchange Fee:                                 None

 Management Fee*:                              0.95%

 12b-1 Fee:                                    None

 Other Expenses:                               1.75%

 Less Expense
   Reimbursement:                              1.25%

 Total Expense Ratio*:                         1.45%

 *Fees and expenses are calculated for the period from the Fund's inception on November 23, 1998 through December 31, 1998. Wanger Asset Management has undertaken to reimburse the Fund for any ordinary operating expenses exceeding 1.45% of its average annual net assets. This expense limitation is voluntary and is terminable by either the Fund or Wanger Asset Management on 30 days' notice to the other.

Fund Net Assets as of 9/30/99: $56.7 million
----------------------------------------------------------------
    .Acorn Foreign Forty Top 10 Holdings

Softbank                                    Japan           4.7%
Internet Services/Investment Holding

Atos                                        France          4.1%
Computer Services/Transaction Processing

Celestica                                   Canada          3.9%
Electronic Manufacturing Services

Getronics                                   Netherlands     3.8%
Computer Services

Logica                                      United Kingdom  3.5%
Computer Software & Services

Energis                                     United Kingdom  3.4%
Services

Nintendo                                    Japan           3.4%
Video Games

Mapfre Vida                                 Spain           3.1%
Life Insurance & Mutual Funds

Venture Manufacturing                       Singapore       3.1%
Electronic Manufacturing Services

Banca Fideuram                              Italy           3.0%
Life Insurance & Mutual Funds

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn Foreign Forty Portfolio Diversification
---------------------------------------------
   .as a % of net assets, as of 9/30/99

          [PIE CHART APPEARS HERE]

Health Care                        5.3%
Energy/Minerals                    4.8%
Other*                             5.2%
Consumer
Goods/Services                     8.5%
Industrial
Good/Services                     10.8%
Finance                           15.0%
Information                       50.4%

* Other includes "Cash and other assets less liabilities" of 1.0%.

Relative Performance
------------------------------------------------------------------------
                              3rd quarter   Year to Date   Life of Fund*
                                 1999
Acorn Foreign Forty              3.9%          23.8%           36.2%
EAFE                             4.4%           8.5%           13.0%
SSB Cap Range $2-10B             5.3%          11.5%           15.3%
Lipper Int'l Funds Average       3.4%          10.6%             NA

*Life of Fund performance for Acorn Foreign Forty is from inception 11/23/98 through 9/30/99.

Net Asset Value Per Share 9/30/99: $13.59
-----------------------------------------

The Value of a $10,000 Investment in Acorn Foreign Forty
--------------------------------------------------------
  .November 23, 1998 through September 30, 1999

                 [GRAPH APPEARS HERE]

            ACORN FOREIGN FORTY             EAFE
11/23/98                 10,000           10,000
12/31/98                 11,000           10,411
 1/31/99                 11,790           10,381
 2/28/99                 11,590           10,133
 3/31/99                 11,980           10,556
 4/30/99                 12,240           10,980
 5/30/99                 12,170           10,418
 6/30/99                 13,110           10,825
 7/31/99                 13,511           11,146
 8/30/99                 13,771           11,187
 9/30/99                 13,621           11,300

Total Return Life of Fund 36.2%

This graph compares the results of $10,000 invested in Acorn Foreign Forty on November 23, 1998 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with EAFE.

  EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged widely recognized international benchmark that comprises 20 major markets in Europe, Australia, and the Far East. The SSB Cap Range $2-10B is Salomon Smith Barney's 2 to 10 billion U.S. dollar security market capitalization subset of its Broad Market Index. It represents a mid-cap developed market index, excluding the U.S. The Lipper International Funds Average, which includes Acorn Foreign Forty, measures the performance of all non-U.S. funds tracked by Lipper, excluding the International Small Cap Funds group. This group consisted of 643 funds for the third quarter. All indexes are unmanaged and returns include reinvested dividends.

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Acorn USA
    . In a Nutshell

                      [ROBERT A. MOHN PHOTO APPEARS HERE]

Acorn USA was off 4.4% in the third quarter, but stayed ahead of the 6.3% loss posted by the Russell 2000, the Fund's benchmark. We also did better than the S&P 500 Index, as we did in the second quarter as well. We hope this momentum continues.

  The Fund passed an important milestone in the third quarter. On September 4, Acorn USA reached its third year of operation, a time period widely used to judge the performance success of new mutual funds. We are proud of the excellent results we have delivered to shareholders. For the three years ended September 30, 1999, the Fund's annualized return was 16.3% vs. 8.7% for the Russell 2000 and 6.5% for the Lipper Small Cap Funds Index.

  Wall Street's technology obsession continued this quarter. Technology stocks, with their extraordinary revenue growth, dominated the market and posted strong results. Our technology stocks ran with the rest, especially our larger positions in Micros (hotel information systems), Aspect (call center software) and IntelliQuest (Internet market research). These stocks delivered returns between 20% and 70%.

  But honors for the quarter belong to your Fund's telephone stocks. Chuck McQuaid, co-manager of Acorn Fund, recommended two new cellular stocks, TDS and Price Communications, to the Fund this year. Both have been big winners. Host Marriott Services (airport food concessionaire) deserves special mention as a non-technology, non-telecom winner. It nearly doubled last quarter after a takeover by Autogrill, an Italian restaurateur. Host Marriott Services stays in the family, as Acorn International owns stock in Autogrill.

  National Data (health claims processor), on the other hand, committed the sin of missing its earnings estimate by an entire penny and dropped 40%. We continue to believe National Data is a flourishing information company with promising potential.

/s/ Robert A. Mohn
----------------------
Robert A. Mohn
Lead Portfolio Manager


On September 4, Acorn USA reached its third year of operation, a time period widely used to judge the performance success of new mutual funds. We are proud of the excellent results we have delivered to shareholders. For the three years ended September 30, 1999, the Fund's annualized return was 16.3% vs. 8.7% for the Russell 2000 and 6.5% for the Lipper Small Cap Funds Index.

Tech Smart vs.
Street Smart

Americredit lends money to borrowers with poor credit histories to purchase used automobiles. Five years ago, when Americredit entered the business, other sub-prime auto lenders relied on street smarts and intuition to lend money. Gut instinct lending worked when competition was scarce and loan yields were high. Half the sub-prime auto lenders open for business two years ago have gone bust. Americredit has the sophisticated computer-based underwriting, risk management and pricing models to compete well in a tough business, and it now dominates this rapidly growing industry.

 . Performance at a Glance

               Acorn USA
                       Information
Ticker Symbol:              AUSAX
Minimum
   Initial Investment:      $1,000
                            $1,000 for an IRA
Minimum
   Subsequent Investment:   $100
Exchange Fee:               None
Management Fee*:            0.94%
12b-1 Fee:                  None
Other Expenses:             0.26%
Total Expense Ratio*:       1.20%

*Fees and expenses are for the fiscal year ended
December 31, 1998.

Fund Net Assets as of 9/30/99: $310.7 million
---------------------------------------------------------------------

    . Acorn USA Top 10 Holdings
MidAmerican Energy                                               8.1%
Growth Utility

Micros Systems                                                   6.4%
Information Systems for Restaurants & Hotels

Telephone & Data Systems                                         5.8%
Cellular & Telephone Services

UICI                                                             5.0%
Insurance/Specialty Finance

Americredit                                                      3.0%
Auto Lending

Lincare Holdings                                                 2.9%
Home Health Care Services

Sykes Enterprises                                                2.7%
Call Center Services

RCN                                                              2.6%
Metro Market CLEC: Voice, Video & Internet Services

First Health                                                     2.5%
PPO Network

Tesoro Petroleum                                                 2.5%
Oil Refinery/Gas Reserves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn USA Portfolio Diversification
---------------------------------------
   . as a % of net assets, as of 9/30/99
Health Care                  7.4%

Consumer
Goods/Services               2.7%

Industrial
Goods/Services               8.3%

Information                 38.3%

Energy/Minerals             15.2%

Finance                     15.0%

Other*                      13.1%

*Other includes "Cash and other assets less liabilities" of 12.6%

Relative Performance
----------------------------------------------------------------------
                             3rd quarter   Year to Date   Last 12 mos.
                                 1999

Acorn USA                       -4.4%           3.4%          19.2%
Russell 2000                    -6.3%           2.4%          19.1%
Lipper Small-Cap Funds Avg.      2.9%           5.7%          26.9%
S&P MidCap 400                  -8.4%          -2.1%          25.5%
S&P 500                         -6.2%           5.4%          27.8%

Net Asset Value Per Share 9/30/99: $15.27
-----------------------------------------

The Value of a $10,000 Investment in Acorn USA
-----------------------------------------------
  . September 4, 1996 through September 30, 1999

Date       Acorn USA     Russell 2000
9/4/96        10,000           10,000
9/96          10,720           10,360

12/96         11,650           10,899

3/97          11,480           10,335

6/97          13,320           12,011

9/97          15,340           13,798

12/97         15,413           13,335

3/98          17,401           14,678

6/98          17,525           13,993

9/98          14,151           11,174

12/98         16,305           12,997

3/99          15,016           12,292

6/99          17,650           14,203

9/99          16,866           13,305

Average Annual Total Return
1 Year 19.2%
Life of Fund 18.6%

This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, to the Russell 2000 Index.

  The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small-Cap Funds Average, which includes Acorn USA, is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 643, 619 and 579 for the third quarter, year to date and 12-month periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. All indexes are unmanaged and returns include reinvested dividends.

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Acorn International
   . In a Nutshell

[LEAH JOY ZELL PHOTO APPEARS HERE]

[MARGARET M. FORSTER PHOTO APPEARS HERE]


Acorn International gained 8.3% in the third quarter, bringing the year-to-date return to 26.5%. These returns reflect the fact that small-cap international assets were ripe for a rebound. A year ago, stock prices were weak due to the Russian crisis. Since the crisis subsided, world markets have been strong, led by small-company stocks.

  The return of foreign capital to Asia has been key. A year ago, eight out of Acorn International's top 10 positions were in Europe; today, that number has dropped to six, and the Asian names on the list all have moved up in rank. The three stocks that made the most money for us this quarter were in Australia
(ERG), Singapore (Star Cruises) and Japan (Ryohin Keikaku).

Acorn International gained 8.3% in the third quarter, bringing the year-to-date return to 26.5%. These returns reflect the fact that small-cap international assets were ripe for a rebound.

  As always, we are working hard to improve the portfolio. Twelve months ago, our largest stock was 4.6% of the Fund and the top 25 positions totaled 38% of the Fund's total net assets. Today, our number one position is only 3.3%, but the top 25 positions add up to 44% of the Fund's net assets. In other words, we have more medium-sized investments, with less of a spread from largest to smallest. We believe this shift keeps us adequately diversified, while assuring that we put weight behind the ideas in which we have the most conviction.

  With regard to themes, we continue to like the computer services/consulting sector. However, we have taken some investment dollars out of Scandinavia and moved them to companies with exciting prospects that are less well recognized by the market. One example is Dimension Data, the South African-based parent of network systems integrator Datacraft Asia. Another is Amdocs, the global leader in customer care and billing software for telecommunications based in Israel. We have also expanded the information technology theme to smartcards. These credit card look alikes have an embedded microchip that can store and process large amounts of data. Smartcards will be central to secure payment for many goods and services (see inset).

/s/ Leah Joy Zell
-----------------------
Leah Joy Zell
Lead Portfolio Manager

/s/ Margaret M. Forster
-----------------------
Margaret M. Forster
Co-Portfolio Manager

       Smart
           Money

Take the subway in Hong Kong and watch people pay with a wave of their wallet or purse. They carry a new type of credit card, one that automatically deducts the fare from their bank account without touching the turnstile. The same card works for the bus, pay telephone, even newspapers. More than six million are in circulation after only two years. Hong Kong's success has persuaded Singapore, Rome and San Francisco to order their own installations, making system designer ERG the best-performing stock in Australia this year.

 . Performance at a Glance

  Acorn International
           Information

  Ticker Symbol:             ACINX
  Minimum
     Initial Investment:     $1,000
                             $1,000 for an IRA
  Minimum
     Subsequent Investment:  $100
  Exchange Fee:              None
  Management Fee*:           0.82%
  12b-1 Fee:                 None
  Other Expenses:            0.30%
  Total Expense Ratio*:      1.12%

  *Fees and expenses are for the fiscal year ended
  December 31, 1998.

Fund Net Assets as of 9/30/99: $1,973.6 million
----------------------------------------------------------------------
              . Acorn International Top 10 Holdings
WM Data Nordic                               Sweden               3.3%
Computer Services/Consulting

Star Cruises                                 Singapore            2.9%
Cruise Line

Venture Manufacturing                        Singapore            2.9%
Electronic Manufacturing Services

Atos                                         France               2.6%
Computer Services/Transaction Processing

NTL                                          United Kingdom       2.4%
Voice, Video & Data Services

Li and Fung                                  Hong Kong            2.3%
Sourcing of Consumer Goods

Serco Group                                  United Kingdom       2.3%
Facilities Management

Rhoen Klinikum                               Germany              2.1%
Hospital Management

TietoEnator                                  Finland              2.0%
Computer Services/Consulting

Datacraft Asia                               Singapore            1.9%
Network Integrator

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Acorn International Portfolio Diversification
--------------------------------------------------
    . as a % of net assets, as of 9/30/99
           [PIE CHART APPEARS HERE]
Health Care                      3.9%
Finance                          6.2%
Other                            9.3%
Industrial Goods/Services       11.3%
Energy/Minerals                  2.7%
Information                     46.2%
Consumer Goods/Services         20.4%

* Other include "Cash and other assets less liabilities" 5.5%.

Relative Performance
----------------------------------------------------------------------
                             3rd quarter   Year to Date   Last 12 mos.
                                 1999

Acorn International                 8.3%          26.5%          44.3%
EMI (World ex-U.S.)                 5.1%          13.1%          28.0%
IFCI Composite                     -3.2%          33.0%          57.0%
Lipper Int'l Small-Cap
  Funds Index                       7.8%          27.0%          40.6%
Lipper Int'l Funds Index            3.4%          10.5%          27.6%

Net Asset Value Per Share 9/30/99: $26.18

The Value of a $10,000 Investment in Acorn International
----------------------------------------------------------------------
           . September 23, 1992 through September 30, 1999
            [GRAPH APPEARS HERE]
                ACORN INT'L   EMI (World ex-U.S.)
-------------------------------------------------
   Sep-1992        10000              10000

   Dec-1992        10679            9590.49

   Dec-1993        15924           12573.13

   Dec-1994        15319           13639.59

   Dec-1995        16686           14355.04

   Dec-1996        20170           15392.73

   Dec-1997        20190           13946.49

   Dec-1998        23305           15641.12

   Jun-1999        27222              16839

   Sep-1999        29486              17694

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the EMI (World ex-U.S.).

  EMI World ex-U.S. is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. The IFCI Composite is the International Finance Corporation's index of 31 emerging markets, which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper, which includes Acorn International. The Lipper International Funds Index measures the performance of the 30 largest non-U.S. small-cap funds tracked by Lipper. All indexes are unmanaged and returns include reinvested dividends.

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Acorn Fund
    . In a Nutshell

[RALPH WANGER PHOTO APPEARS HERE]
[CHARLES P. McQUAID PHOTO APPEARS HERE]

Acorn Fund fell 2% in the third quarter, but we were able to beat the Russell 2000 and the S&P 500 indexes, which both dropped more than 6%. As the table on page 13 indicates, your Fund has outperformed these indexes year to date and over the last twelve months.

     Buyouts buoyed the Fund during the quarter. Host Marriott Services sold to Autogrill, World Color Press was acquired by Quebecor, and Compass International Services navigated its way into the arms of NCO Group. In each case, these buyouts produced big profits for us.

     We bought some small-cap biotech stocks a while ago, knowing that the industry was out of favor and at some point could provide some excitement. That point occurred in the quarter, as many of these stocks delivered returns between 30% and 90%. There are some technology ideas outside the Internet!

     The Internet is still potent. Our biggest dollar winner in the quarter was Softbank. This Japanese-based company dominates the Internet in Japan and has major equity positions in Yahoo!, E*Trade and many start-up companies. Softbank jumped 88% in the third quarter and is up about 350% over our cost in less than a year.

     As you would expect, earnings concerns caused our largest losses. While FPIC Insurance and Labor Ready achieved their earnings targets, investors became concerned about their future earnings. FPIC released more reserves than usual while Labor Ready's growth slowed--to "merely" 33% in July and August. As a result, FPIC declined 75% while Labor Ready was off 54%.

     We are proud of our results for the first nine months of 1999, a period when the majority of stocks have gone down, with a few strong companies keeping the averages in positive territory.


/s/ Ralph Wanger                          /s/ Charles P. McQuaid
Ralph Wanger                              Charles P. McQuaid
Lead Portfolio Manager                    Co-Portfolio Manager

We are proud of our results for the first nine months of 1999, a period when the majority of stocks have gone down, with a few strong companies keeping the averages in positive territory.

-------------------------------------------------------------------------------
                                Playing for Fun
                                  and Profit

We've liked entertainment software stocks for a long time. Improving technology vastly enhances video games--just compare Madden NFL 2000's graphics and artificial intelligence to Pong's dots and lines. Because play value is constantly improving, unit volumes are surging. Software manufacturing costs have plunged as games switch from cartridges to CD-ROMs and DVDs. Unlike Hollywood, video game sequels often outsell their prequels, creating enduring franchises for publishers. During the quarter, 3DO blasted an 85% gain, THQ raced up 50% and electronic Arts scored a 33% return.

-------------------------------------------------------------------------------

 . Performance at a Glance

               Acorn Fund
              Information

 Ticker Symbol:                  ACRNX
 Minimum
   Initial Investment:           $1,000
                                 $1,000 for an IRA
 Minimum
   Subsequent Investment:        $100
 Exchange Fee:                   None
 Management Fee*:                0.69%
 12b-1 Fee:                      None
 Other Expenses:                 0.15%
 Total Expense Ratio*:           0.84%

 *Fees and expenses are for the fiscal year ended
 December 31, 1998.

Fund Net Assets as of 9/30/99: $3,288.5 million
-----------------------------------------------

    . Acorn Fund Top 10 Holdings

Softbank                                                   2.7%
Internet Services/Investment Holdings

Liberty Media Group, AT&T                                  2.6%
Cable Satellite Programming

AES Corporation                                            2.1%
Power Plants

Carnival                                                   2.0%
Largest Cruise Line

Lincare Holdings                                           1.9%
Home Health Care Services

Harley Davidson                                            1.9%
Motorcycles & Related Merchandise

NTL                                                        1.9%
Voice, Video & Data Services

RCN                                                        1.9%
Metro Market CLEC: Voice, Video & Internet Services

Solectron                                                  1.7%
Electronic Manufacturing Services

Americredit                                                1.6%
Auto Lending

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


Acorn Fund Portfolio Diversification
------------------------------------

  . as a % of net assets, as of 9/30/99

            [PIE CHART APPEARS HERE]

                           Consumer              Industrial
                *Other      Goods/      Health       Goods/                              Energy
Foreign     Industries    Services        Care     Services    Information   Finance   Minerals
-------     ----------    --------      ------   ----------    -----------   -------   --------
14.1%          12.0%        8.7%         6.3%        7.7%          28.8%      13.7%       8.7%

* Other includes "Cash and other assets less liabilities" of 7.5%.

Relative Performance
-------------------------------------------------------------------------------

                                      3rd quarter   Year to Date   Last 12 mos.
                                             1999
Acorn Fund                                  -2.0%           9.4%          29.0%
S&P 500                                     -6.2%           5.4%          27.8%
Russell 2000                                -6.3%           2.4%          19.1%
Lipper Small-Cap
 Funds Index                                -2.2%           7.0%          26.8%
S&P MidCap 400                              -8.4%          -2.1%          25.5%


Acorn Fund NAV as of 9/30/99: $18.21
------------------------------------

The Value of a $10,000 Investment in Acorn Fund
-------------------------------------------------------------------------------

  . June 10, 1970 through September 30, 1999

               [GRAPH APPEARS HERE]

                   ACORN FUND            S&P 500
                   ----------            -------
6/10/70                10,000             10,000
     70                13,587             12,676
     71                17,828             14,490
     72                19,368             17,242
     73                14,765             14,709
     74                10,691             10,816
     75                13,945             14,842
     76                23,045             18,394
     77                27,168             17,077
     78                31,777             18,200
     79                47,790             21,586
     80                62,594             28,602
     81                58,005             27,195
     82                68,208             33,054
     83                85,389             40,510
     84                89,045             43,051
     85               117,142             56,710
     86               136,843             67,295
     87               142,923             70,828
     88               178,370             82,591
     89               222,681            108,761
     90               183,674            105,386
     91               270,641            137,492
     92               336,210            147,928
     93               444,889            162,882
     94               411,750            165,032
     95               497,407            227,047
     96               609,569            279,177
     97               761,852            372,320
     98               807,685            478,724
6/30/99               901,844            537,999
9/30/99               883,409            504,404

Average Annual Total Returns
----------------------------
1 Year        29.0%
5 Years       15.4%
10 Years      14.6%
Life of Fund  16.5%

This graph compares the results of $10,000 invested in the Acorn Fund on June 10, 1970 (the date the Fund shares were first offered to the public), with the S&P 500 Stock Index with dividends reinvested.

  The S&P 500 is a broad market-weighted average of U.S. blue-chip companies.

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a market capitalization-weighted index of 2,000 small companies. The Lipper Small-Cap Funds Index, which includes Acorn Fund, measures the performance of the 30 largest U.S. small-cap funds tracked by Lipper. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. All indexes are unmanaged and returns include reinvested dividends.

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Acorn Twenty
   . Major Portfolio Changes in the Third Quarter

                                       Number of Shares
                                       -----------------
                                        6/30/99  9/30/99
Additions
--------------------------------------------------------
    Information
McLeod USA                                    0   68,000
Telephone & Data Systems                 51,000   60,000
--------------------------------------------------------
    Health Care
First Health                                  0   60,000
St. Jude Medical                              0   45,000
--------------------------------------------------------
    Consumer Goods/Services
Costco                                        0   21,000
Herman Miller                            63,800  110,000
Jones Apparel                            65,000   95,000
--------------------------------------------------------
    Finance
UICI                                    120,000  143,000
--------------------------------------------------------
    Energy/Minerals
MidAmerican Energy                       85,000  118,000
--------------------------------------------------------
Sales
    Information
Acxiom                                  105,000        0
Keane                                   100,000        0
PRIMEDIA                                235,800        0
Sterling Commerce                        65,000        0
--------------------------------------------------------
    Other Industries
The Rouse Company                       116,000   21,400

Acorn Twenty
    .Statement of Investments (Unaudited) September 30, 1999

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 91.9%
--------------------------------------------------------------------------------
Information: 32.4%
             .Television Programming: 5.1%

     82,000  Liberty Media Group, AT&T                                $    3,044
             Cable & Satellite Programming

             .Telephone Services: 10.5%
     82,000  RCN                                                           3,362
             Metro Market CLEC: Voice, Video & Internet
             Services
     68,000  McLeod USA                                                    2,894
             Super Regional CLEC: Local, Long Distance
             & Internet Services
--------------------------------------------------------------------------------
                                                                           6,256

             .Mobile Communications: 9.0%
     60,000  Telephone & Data Systems                                      5,329
             Cellular & Telephone Services

             .Transaction Processors: 3.2%
     72,000  National Data                                                 1,872
             Credit Card & Health Claims Processor

             .Business Information: 4.6%
     63,000  H&R Block                                                     2,737
             Tax Preparation
--------------------------------------------------------------------------------
Information: Total                                                        19,238

--------------------------------------------------------------------------------
Health Care: 7.0%

             .Medical Equipment: 2.4%
     45,000  St. Jude Medical                                              1,418
             Heart Valves, Pacemakers, Defibrillators
             & Cathators

             .Services: 4.6%
     52,000  Lincare Holdings                                              1,386
             Home Health Care Services
     60,000  First Health                                                  1,346
             PPO Network
--------------------------------------------------------------------------------
                                                                           2,732
                                                                       ---------
Health Care: Total                                                         4,150
--------------------------------------------------------------------------------
Consumer Goods/Services: 16.2%

             .Cruise Lines: 4.6%
     60,400  Royal Caribbean Cruises                                       2,718
             Cruises to Caribbean & Alaska

             .Furniture & Manufacturers: 11.6%
     95,000  Jones Apparel                                                 2,731
             Women's Apparel
    110,000  Herman Miller                                                 2,630
             Office Furniture
     21,000  Costco                                                        1,512
             Warehouse Superstores
--------------------------------------------------------------------------------
                                                                           6,873
                                                                       ---------
Consumer Goods/Services: Total                                             9,591
--------------------------------------------------------------------------------
Finance: 19.2%
             .Finance Companies: 6.4%
    255,000  Americredit                                               $   3,809
             Auto Lending

             .Money Management: 4.7%
     31,500  SEI Investments                                               2,812
             Mutual Fund Administration

             .Insurance: 8.1%
    143,000  UICI                                                          3,656
             Insurance/Specialty Finance
     14,100  Progressive                                                   1,152
             Auto Insurance
--------------------------------------------------------------------------------
                                                                           4,808
                                                                       ---------
Finance: Total                                                            11,429

--------------------------------------------------------------------------------
Industrial Goods/Services: 4.9%

             .Other Industrial Services: 4.9%
    180,000  ServiceMaster                                                 2,891
             Facilities Management
                                                                       ---------
Industrial Goods/Services: Total                                           2,891

--------------------------------------------------------------------------------
Energy/Minerals: 11.4%

             .Independent Power: 11.4%
    118,000  MidAmerican Energy                                            3,481
             Growth Utility
     56,000  AES Corporation                                               3,304
             Power Plants
                                                                       ---------
Energy/Minerals: Total                                                     6,785

--------------------------------------------------------------------------------
Real Estate: 0.8%
     21,400  The Rouse Company                                               492
             Regional Shopping Malls
                                                                       ---------
Total Common Stocks: 91.9%                                                54,576

Short-Term Obligations: 8.4%                                               4,990
                                                                       ---------
Total Investments: 100.3%                                                 59,566

Cash and Other Assets less Liabilities: (0.3%)                              (165)
                                                                       ---------
Total Net Assets: 100%                                                   $59,401
--------------------------------------------------------------------------------

Acorn Foreign Forty
     .Major Portfolio Changes in the Third Quarter


                                         Number of Shares
                                      ----------------------
                                      6/30/99        9/30/99
Additions
------------------------------------------------------------
     Europe
 .Germany
GFK                                           0        1,400

 .Sweden
NetCom                                   30,000       40,000

 .France/Belgium
Audiofina (Belgium)                           0       32,000
Atos                                     13,000       18,000

 .United Kingdom
Carlton Communications                        0       85,000
Capita Group                                  0       80,000
Energis                                  35,000       82,000
Hays                                     80,000      100,000
Logica                                   60,000      150,000
Sema Group                               35,000      120,000
St. James Capital                             0      250,000
WPP Group                                10,000      170,000

 .Switzerland
Pargesa Holdings                            600          800

 .Italy
Banca Fideuram                          150,000      300,000
Saipem                                  150,000      250,000

 .Spain
Indra Sistemas                           90,000      110,000
Mapfre Vida                              40,000       60,000

 .Netherlands
Getronics                                30,064       40,000
Hunter Douglas                           30,487       60,000

------------------------------------------------------------
    Asia

 .Japan
Nintendo                                 10,000       12,000

 .Singapore
Venture Manufacturing                         0      200,000

------------------------------------------------------------
    Other Countries

 .Canada
Celestica                                20,000      45,000

 .Israel
Amdocs                                   30,000      65,000

 .United States
Global TeleSystems                        8,000      70,000
(includes effect of 2 for 1 stock split)

Sales
------------------------------------------------------------
     Europe

 .Germany
MobilCom                                 12,000            0
Stinnes                                  49,500            0

 .Denmark
ISS International System                 10,000            0

 .Finland
TietoEnator                              20,000            0
(formerly known as Tieto Corporation)

 .France
SITA                                      5,000            0

 .United Kingdom
Smith & Nephew                          200,000            0

 .Italy
Autogrill                                30,000            0
Olivetti                                170,000            0

------------------------------------------------------------
     Asia

 .Japan
NuSkin Enterprises                       45,000            0

 .Singapore
Natsteel Electronics                    200,000            0

Acorn Foreign Forty
   . Statement of Investments (Unaudited) September 30, 1999

Number of Shares                                              Value (000)
-------------------------------------------------------------------------

                                                     Common Stocks: 99.0%
-------------------------------------------------------------------------
Europe: 67.2%
                   . Germany: 2.1%
     10,000        Rhoen Klinikum                                  $1,140
                   Hospital Management
      1,400        GFK                                                 36
                   Market Research Services
-------------------------------------------------------------------------
                                                                    1,176
                   . Sweden: 2.6%
     40,000        Netcom                                           1,483
                   Telecommunication Services
                   . France/Belgium: 6.9%
     18,000        Atos                                             2,308
                   Computer Services/Transaction Processing
     32,000        Audiofina (Belgium)                              1,619
                   Media Conglomerate
-------------------------------------------------------------------------
                                                                    3,927
                   . United Kingdom: 29.2%
    150,000        Logica                                           1,984
                   Computer Software & Services
     82,000        Energis                                          1,935
                   Telecommunication Services
    170,000        WPP Group                                        1,582
                   Advertising
    120,000        Sema Group                                       1,469
                   Computer Software & Services
     15,000        NTL                                              1,441
                   Voice, Video & Data Services
    225,000        Bodycote                                         1,221
                   Materials Technology & Metal Processing
    100,000        Hays                                             1,082
                   Outsourcing Services
     90,000        SSL International                                1,065
                   Medical & Footcare Products
    300,000        NFC                                              1,057
                   Logistics & Moving Services
    250,000        St James Capital                                   953
                   Life Insurance
     80,000        Capita Group                                       921
                   Outsourcing Services
     30,000        Serco Group                                        674
                   Facilities Management
     85,000        Carlton Communications                             643
                   Media & Communications
     79,000        Airtours                                           503
                   Packaged Tour Vacations
-------------------------------------------------------------------------
                                                                   16,530
                   . Switzerland: 3.7%
        800        Pargesa Holdings                                $1,317
                   Industrial & Media Conglomerate
        390        Cie Fin Richemont                                  790
                   Luxury Goods, Tobacco & Pay TV
-------------------------------------------------------------------------
                                                                    2,107
                   . Italy: 8.8%
    300,000        Banca Fideuram                                   1,700
                   Life Insurance & Mutual Funds
    250,000        Saipem                                           1,078
                   Offshore Construction
    600,000        SEAT Pagine Gialle                                 877
                   Yellow Pages Publishers
     42,000        Editoriale L'Espresso                              783
                   Newspapers & Magazines
     70,000        Mediolanum                                         536
                   Life Insurance & Mutual Funds
-------------------------------------------------------------------------
                                                                    4,974
                   . Spain: 6.5%
     60,000        Mapfre Vida                                      1,764
                   Life Insurance & Mutual Funds
    110,000        Indra Sistemas                                   1,147
                   Computer Services
     45,000        Aguas de Barcelona                                 754
                   Water Utility
-------------------------------------------------------------------------
                                                                    3,665
                   . Netherlands: 7.4%
     40,000        Getronics                                        2,158
                   Computer Services
     60,000        Hunter Douglas                                   1,623
                   Decorative Window Coverings
      6,501        ASR Verzekeringsgroep                              405
                   Insurance
-------------------------------------------------------------------------
                                                                    4,186
                                                                  -------
Europe:  Total                                                     38,048

-------------------------------------------------------------------------
Asia: 16.1%
                   . Hong Kong: 1.7%
    324,900        SmarTone Telecom                                 1,000
                   Mobile Telecommunications Provider

                   . Japan: 11.3%
      7,000        Softbank                                         2,663
                   Internet Services/Investment Holdings
     12,000        Nintendo                                         1,914
                   Video Games
      6,000        Takefuji                                           999
                   Unsecured Consumer Loans
     60,000        Olympus Optical                                    811
                   Photographic & Medical Equipment
-------------------------------------------------------------------------
                                                                    6,387
                   . Singapore: 3.1%
    200,000        Venture Manufacturing                            1,741
                   Electronic Manufacturing Services
                                                                   ------
Asia:  Total                                                        9,128

Acorn Foreign Forty
      .Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Countries: 15.7%
          .Canada:  8.2%
45,000    Celestica                                                     $ 2,215
          Electronic Manufacturing Services

70,000    Canadian Natural Resources                                      1,639
          Oil & Gas Producer

50,000    Power Financial                                                   810
          Financial Services Holding Company
--------------------------------------------------------------------------------
                                                                           4,664
          .Israel: 2.4%
65,000    Amdocs                                                           1,365
          Telecommunications Billing & Customer Care Software

          .United States: 5.1%
70,000    Global TeleSystems                                               1,380
          Telecommunications Provider
32,600    MIH                                                                941
          Pay-TV


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

32,400    Azurix                                                          $  557
          Owner/Operator of Water Utilities
--------------------------------------------------------------------------------
                                                                           2,878

                                                                         -------
Other:  Total                                                              8,907
                                                                         -------
Total Common Stocks: 99.0%                                                56,083


Cash and Other Assets Less Liabilities: 1.0%                                 595
                                                                         -------
Total Net Assets: 100%                                                   $56,678
================================================================================


    .Portfolio Diversication

At September 30, 1999 the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                            Value (000)  Percent
--------------------------------------------------------------------------------
 .Information
Computer Services                                             $ 7,955      14.0%
Telephone Services                                              6,675      11.8
Publishing                                                      3,446       6.1
CATV                                                            2,382       4.2
Broadcasting                                                    2,262       4.0
Contract Manufacturing                                          1,741       3.1
Advertising                                                     1,582       2.8
Business Software                                               1,365       2.4
Business Information                                            1,147       2.0
--------------------------------------------------------------------------------
                                                               28,555      50.4
 .Health Care
Hospital Management                                             1,140       2.0
Health Care Services                                            1,065       1.9
Medical Equipment                                                 811       1.4
--------------------------------------------------------------------------------
                                                                3,016       5.3
 .Consumer Goods/Services
Consumer Software                                               1,914       3.4
Durable Goods                                                   1,623       2.8
Entertainment                                                     790       1.4
Travel                                                            503       0.9
--------------------------------------------------------------------------------
                                                                4,830       8.5
 .Finance
Insurance                                                       3,932       6.9
Money Management                                                2,236       4.0
Closed-End Funds                                                1,317       2.3
Savings & Loans                                                   999       1.8
--------------------------------------------------------------------------------
                                                                8,484      15.0
 .Industrial Goods/Services
Outsourcing Services                                          $ 2,677       4.7%
Electrical Components                                           2,215       3.9
Industrial Materials                                            1,221       2.2
--------------------------------------------------------------------------------
                                                                6,113      10.8
 .Energy/Minerals
Oil/Gas Producers                                               1,639       2.9
Oil Services                                                    1,078       1.9
--------------------------------------------------------------------------------
                                                                2,717       4.8
 .Other Industries
Regulated Utilities                                             1,311       2.3
Transportation                                                  1,057       1.9
--------------------------------------------------------------------------------
                                                                2,368       4.2

                                                              ------------------
Total Common Stocks:                                           56,083      99.0%
Cash and Other Assets Less
   Liabilities:                                                   595       1.0
                                                              ------------------
Net Assets:                                                   $56,678     100.0%
================================================================================

Acorn USA
     . Major Portfolio Changes in the Third Quarter
                                             Number of Shares
                                          ----------------------
                                          6/30/99        9/30/99
Purchases
----------------------------------------------------------------
     Information
Applied Power Inc                               0         74,000
Computer Task Group                       119,000        171,700
National Data                             278,300        298,300
Price Communications                            0        132,450
(includes effect of 5% stock dividend)
Project Software                                0         65,500
Sykes Enterprises                         296,500        340,500
Telephone & Data Systems                  120,000        204,000
West TeleServices                               0         80,000

----------------------------------------------------------------
     Consumer Goods/Services
Bally Total Fitness                             0         55,000

----------------------------------------------------------------
     Finance
Americredit                               543,500        633,500
UICI                                      580,700        613,700

----------------------------------------------------------------
     Energy/Minerals
Devon Energy Corp                               0          9,000

Sales
----------------------------------------------------------------
     Information
Activision                                 75,500         34,500
InfoUSA                                    26,800              0
Kronos                                    148,500         45,100
Pinnacle Holdings                          50,000              0
Systems & Computer Technology             170,400         73,400

----------------------------------------------------------------
     Health Care
Lincare Holdings                          382,200        341,400

----------------------------------------------------------------
     Consumer Goods/Services
Host Marriott Services                    930,600              0

----------------------------------------------------------------
     Finance
AmerUs Life Holdings                       93,500              0
Coast Contingency Rights                  156,500              0

----------------------------------------------------------------
     Industrial Goods/Services
Compass International Services            186,900              0
Schnitzer Steel                            27,300              0

----------------------------------------------------------------
     Energy/Minerals
Atmos Energy                              283,000        248,000

----------------------------------------------------------------
     Other Industries
Forest City Enterprises Cl. A              28,400              0

Acorn USA
    .Statement of Investments (Unaudited) September 30, 1999


Number of Shares                                                                                 Value (000)
------------------------------------------------------------------------------------------------------------

                                                                                        Common Stocks: 87.4%
------------------------------------------------------------------------------------------------------------
Information: 38.3%
                   .Broadcasting: 2.2%

     209,100       Data Transmission Network                                                        $ 5,214
                   Data Services for Farmers
      32,500       Young Broadcasting                                                                 1,702
                   Television Stations
------------------------------------------------------------------------------------------------------------
                                                                                                      6,916
                   .Television Programming: 2.4%

      87,000       TV Guide                                                                           7,316
                   TV Program Guides & Programming

                   .Telephone Services: 2.6%

     196,300       RCN                                                                                8,048
                   Metro Market CLEC: Voice, Video & Internet
                   Services

                   .Mobile Communications: 7.7%

     204,000       Telephone & Data Systems                                                          18,118
                   Cellular & Telephone Services
     132,450       Price Communications                                                               3,319
                   Cellular Telephone Services
     121,800       COMARCO                                                                            2,406
                   Wireless Network Testing
------------------------------------------------------------------------------------------------------------
                                                                                                     23,843
                   .Telecommunications Equipment: 1.9%

     354,100       Aspect Telecommunications                                                          6,009
                   Call Center Equipment

                   .Gaming Equipment: 0.9%

     146,000       International Game Technology                                                      2,628
                   Slot Machines & Progressive Jackpots

                   .Computer Services: 3.9%

     340,500       Sykes Enterprises                                                                  8,406
                   Call Center Services
     171,700       Computer Task Group                                                                2,533
                   Application Development & Staffing Services
     434,700       Aztec Technology Partners                                                            747
                   Application Development & Maintenance Services
      63,000       IMR Global                                                                           520
                   Application Development & Maintenance Services
------------------------------------------------------------------------------------------------------------
                                                                                                     12,206
                   .Consumer Software: 0.2%

      34,500       Activision                                                                           608
                   Entertainment Software

                   .Business Software: 2.2%

      65,500       Project Software                                                                   3,504
                   Enterprise Maintenance Software
     214,000       JDA Software                                                                       2,501
                   Applications/Software & Services for Retailers
      73,400       Systems & Computer Technology                                                        922
                   Enterprise Software & Services
------------------------------------------------------------------------------------------------------------
                                                                                                      6,927
                   .Transaction Processors: 2.5%

     298,300       National Data                                                                      7,756
                   Credit Card & Health Claims Processor

                   .Business Information/Marketing Services: 4.2%

     483,100       IntelliQuest Information                                                           5,254
                   Technology Market Research
     206,000       CACI International                                                                 4,390
                   Technology Services for Government
     169,000       PRIMEDIA                                                                           2,366
                   Specialty Magazines & Other Publications
      80,000       West TeleServices                                                                    830
                   Customer Care & Sales Support
------------------------------------------------------------------------------------------------------------
                                                                                                     12,840

                   .Contract Manufacturing: 0.7%

      74,000       Applied Power                                                                      2,248
                   Electronic Enclosures & Industrial Products

                   .Computer Hardware/Related Systems: 6.9%

     491,500       Micros Systems                                                                    19,906
                   Information Systems for Restaurants & Hotels
      45,100       Kronos                                                                             1,655
                   Labor Management Solutions
------------------------------------------------------------------------------------------------------------
                                                                                                     21,561
                                                                                                  ----------
Information: Total                                                                                  118,906

------------------------------------------------------------------------------------------------------------
Health Care: 7.4%
                   .Biotechnology/Drug Delivery: 0.1%

      78,000       Synaptic Pharmaceuticals                                                             390
                   Receptor Targeted Drug Design

                   .Services: 7.3%

     341,400       Lincare Holdings                                                                   9,100
                   Home Health Care Services
     352,000       First Health                                                                       7,898
                   PPO Network
     781,100       Magellan Health Services                                                           5,712
                   Mental Health Services
------------------------------------------------------------------------------------------------------------
                                                                                                     22,710
                                                                                                  ----------
Health Care: Total                                                                                   23,100

------------------------------------------------------------------------------------------------------------
Consumer Goods/Services: 2.7%
                   .Consumer Services: 1.2%

     157,600       NuSkin Enterprises                                                                 2,128
                   Personal Care/Herbal Products
      55,000       Bally Total Fitness                                                                1,681
                   Fitness Centers
------------------------------------------------------------------------------------------------------------
                                                                                                      3,809

                   .Retail: 1.5%

      74,000       Whole Foods Market                                                                 2,421
                   Natural Food Supermarkets
     345,000       Gadzooks                                                                           2,286
                   Teen Apparel Retailer
------------------------------------------------------------------------------------------------------------
                                                                                                      4,707
                                                                                                  ----------
Consumer Goods/Services: Total                                                                        8,516



Number of Shares                                                    Value (ooo)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Finance: 15.0%
                    .Banks: 1.5%
      93,500        Chittenden                                         $  2,665
                    Vermont & West Massachusetts Bank
      44,000        TCF Financial                                         1,257
                    Great Lakes Bank
      34,000        Texas Regional Bancshares                               841
                    TexMex Bank
-------------------------------------------------------------------------------
                                                                          4,763
                    .Finance Companies: 4.1%
     633,500        Americredit                                           9,463
                    Auto Lending
     590,000        World Acceptance                                      3,171
                    Personal Loans
-------------------------------------------------------------------------------
                                                                         12,634
                    .Money Management: 0.7%
     163,000        Phoenix Investment Partners                           1,365
                    Mutual Fund & Pension Manager
      52,800        Pioneer Group                                           792
                    Equity Mutual Funds
-------------------------------------------------------------------------------
                                                                          2,157
                    .Insurance: 8.7%
     613,700        UICI                                                 15,688
                    Insurance/Specialty Finance
     392,100        Acceptance Insurance                                  4,999
                    Crop Insurance
      13,800        Markel                                                2,512
                    Specialty Insurance
      93,000        Leucadia National                                     1,953
                    Insurance Holding Company
      66,000        Protective Life                                       1,914
                    Life/Dental Insurance
-------------------------------------------------------------------------------
                                                                         27,066
                                                                     ----------
Finance: Total                                                           46,620

-------------------------------------------------------------------------------
                    Industrial Goods/Services: 8.3%
                    .Steel: 0.3%
      79,000        Atchison Casting                                        726
                    Steel Foundries
                    .Industrial Distribution: 0.3%
      70,000        Vallen                                                1,015
                    Safety Products Distribution
                    .Machinery: 0.1%
      45,700        Farr Company                                            423
                    Filters
                    .Specialty Chemicals: 1.0%
     225,600        Lilly Industries, Cl. A                               3,074
                    Industrial Coatings
                    .Other Industrial Services: 6.6%
     346,000        Hub Group                                             7,071
                    Truck & Rail Freight Forwarder
     402,500        Wackenhut, Cl. B                                      6,037
                    Prison Management
     347,400        Insurance Auto Auctions                             $ 5,168
                    Auto Salvage Services
     210,000        Labor Ready                                           2,113
                    Temporary Manual Labor
-------------------------------------------------------------------------------
                                                                         20,389
                                                                     ----------
Industrial Goods/Services: Total                                         25,627

-------------------------------------------------------------------------------
                    Energy/Minerals: 15.2%
                    .Independent Power: 8.1%
     855,400        MidAmerican Energy                                   25,234
                    Growth Utility
                    .Oil/Gas Producers: 2.6%
     473,800        Tesoro Petroleum                                      7,818
                    Oil Refinery/Gas Reserves
       9,000        Devon Energy                                            373
                    Oil & Gas Producer
-------------------------------------------------------------------------------
                                                                          8,191
                    .Distribution/Marketing/Refining: 4.5%
     248,000        Atmos Energy                                          5,983
                    Natural Gas Utility
     208,400        Dynegy                                                4,311
                    Natural Gas & Electric Processing & Marketing
      92,300        Equitable Resources                                   3,490
                    Natural Gas Utility & Producer
-------------------------------------------------------------------------------
                                                                         13,784
                                                                   ------------
Energy/Minerals: Total                                                   47,209

-------------------------------------------------------------------------------
Real Estate: 0.5%
      47,000        The Rouse Company                                     1,081
                    Regional Shopping Malls
      18,100        Gaylord Entertainment                                   534
                    Opryland Hotel & Other Assets
                                                                   ------------
Real Estate: Total                                                        1,615
                                                                   ------------
Total Common Stocks:  87.4%                                             271,593
Short-Term Obligations: 12.4%                                            38,495
                                                                   ------------
Total Investments: 99.8%                                                310,088
Cash and Other Assets Less Liabilities: 0.2%                                594
                                                                   ------------
Total Net Assets: 100%                                                 $310,682
-------------------------------------------------------------------------------

Acorn International
         .Major Portfolio Changes in the Third Quarter


                                                   Number of Shares
                                              -------------------------
                                                   6/30/99    9/30/99

Additions
-----------------------------------------------------------------------
         Europe

 .Germany
EM.TV & Merchandising                                7,100    240,000
    (includes effect of 25 for 1 stock split)
Fresenius, Pfd.                                     40,000     50,000
GFK                                                      0     30,000

 .Finland
Talentum                                         1,400,000  1,500,000

 .Sweden
Information Highway                                      0    150,000
Mandator                                         1,000,000  1,200,000

 .United Kingdom/Ireland
Baltimore Technologies                             300,000    500,000
Bodycote                                         1,750,000  2,000,000
Capita Group                                     1,870,000  2,000,000
Esat Telecom (Ireland)                             205,000    225,000
Flextech                                           205,000    450,000
NFC                                              2,000,000  2,500,000
St James Capital                                         0    500,000

 .Italy
Banca Fideuram                                   3,000,000  3,500,000
Class Editori                                    1,000,000  1,500,000

 .Spain/Portugal
Aguas de Barcelona                                 125,000    400,000
Cortefiel                                          400,000    450,000

---------------------------------------------------------------------
Asia

 .Hong Kong
Pacific Century                                          0  7,500,000

 .Japan
Fuji Software ABC                                  150,000    180,000
JAFCO                                              125,000    140,000
Nintendo                                           144,000    150,000
Otsuka Kagu                                         25,000     30,000
Taiyo Ink                                           65,000     80,000
Trans Cosmos                                        95,000    110,000

 .Taiwan
Chroma Ate                                       2,599,500  2,999,500
Phoenixtec Power                                         0  2,000,000
Systex                                                   0  2,000,000

 .Malaysia
Unisem                                             504,000  2,000,000

 .South Korea
S1 Corporation                                      50,000     65,000
     (includes effect of 3.7% stock dividend)

---------------------------------------------------------------------
         Latin America

 .Mexico
Corp Interamericana de
     Entretenimiento                             3,600,000  5,000,000

 .Brazil
Embratel                                           620,000    775,000
TeleSudeste Celular                                100,000    400,000

---------------------------------------------------------------------
         Other Countries

 .Australia
ERG                                              6,500,000  7,500,000

 .Canada
Leitch Technology                                  300,000    400,000

 .Israel
Amdocs                                             420,000    750,000
Galileo Technology                                 250,000    550,000
     (includes effect of 2 for 1 stock split)
Gilat Satellite Network                             25,000    170,000

 .South Africa
Dimension Data                                   5,000,000  6,000,000

 .United States
Global TeleSystems                                 165,000    450,000
     (includes effect of 2 for 1 stock split)


                                                             Number of Shares
                                                          ----------------------
                                                           6/30/99      9/30/99
Sales
--------------------------------------------------------------------------------
    Europe

 .Germany/Austria
Kamps                                                        47,400            0
MobilCom                                                     30,000            0
Merck KGA                                                   175,000            0
Sixt                                                         70,000            0
Stinnes                                                     400,000            0

 .Denmark
Kompan International                                         44,000            0
Vest Wood                                                    50,000            0

 .Finland
TietoEnator                                               1,500,000    1,250,000
  (formerly known as Tieto Corporation)

 .Sweden
Autoliv                                                     250,000            0
Bure Investment                                             950,000            0
WM Data Nordic                                            1,650,000    1,500,000

 .France
Imetal                                                       10,000            0
Spir Communications                                          95,000            0
SITA                                                         45,000            0

 .United Kingdom/Ireland
Atkins                                                    1,350,000    1,000,000
Icon (Ireland)                                               74,000            0
Saville Systems ADR (Ireland)                               400,000            0
Serco Group                                               2,100,000    2,000,000

 .Switzerland
Societe Generale d'Affichage                                 18,000       12,000
Pargesa Holdings                                              3,200            0
Phoenix Mecano                                               33,000       30,000

 .Italy/Greece
Attica Enterprises (Greece)                               1,200,000      700,000
Banca Pop Commercia e
     Industria                                              500,000            0

 .Hungary
Matav                                                        55,000            0

--------------------------------------------------------------------------------
     Asia

 .Hong Kong
Varitronix International                                  5,000,000    1,645,000

 .Japan
Benesse                                                      50,000       40,000
Nemic Lambda                                                 48,000            0
Kadokawa Shoten                                              60,000       30,000
Nichii Gakkan                                                60,000            0
OBIC                                                         35,000       36,000
    (includes effect of 20% stock dividend)
Olympus Optical                                             500,000            0
Ryohin Keikaku                                              100,000       90,000
Takefuji                                                     80,000            0

 .Malaysia
Malaysian Oxygen                                            576,000            0

 .Thailand
United Broadcasting                                         885,900            0

 .Singapore
Datacraft Asia                                            9,000,000    8,500,000
--------------------------------------------------------------------------------
     Latin America

 .Mexico
Nadro, Series L                                           8,940,000            0

 .Brazil
Elevadores Atlas                                            380,000            0
--------------------------------------------------------------------------------
     Other Countries

 .Australia
Ecorp                                                     2,500,000            0

 .Canada
Northstar Energy                                            100,000            0

Acorn International
    .Statement of Investments (Unaudited) September 30, 1999


Number of Shares                                                                                                         Value (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Common Stocks and Other
                                                                                                       Equity-Like Securities: 94.5%
------------------------------------------------------------------------------------------------------------------------------------
Europe: 50.5%
                    .Germany/Austria: 4.0%
   200,000          Rhoen Klinikum Pfd.                                                                                      $24,069
   160,000          Rhoen Klinikum                                                                                            18,233
                    Hospital Management
   240,000          EM.TV & Merchandising                                                                                     10,454
                    Children's Media Production, Merchandising & Distribution
   140,000          UnitedGlobalCom (Austria)                                                                                 10,028
                    Cable Television for Europe, Israel & Australia
    50,000          Fresenius, Pfd.                                                                                            8,680
                    Dialysis Equipment & Solutions
   165,000          Flughafen Wien (Austria)                                                                                   6,584
                    Vienna Airport Authority
    30,000          GFK                                                                                                          783
                    Market Research Services
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              78,831

                    .Denmark: 0.2%
    75,000          ISS International System                                                                                   4,201
                    Cleaning Services

                    .Finland: 3.6%
 1,250,000          TietoEnator (formerly known as Tieto Corporation)                                                         39,538
                    Computer Services/Consulting
 1,500,000          Talentum                                                                                                  21,087
                    Trade Journals & Internet Services
   500,000          Fiskars, Series A                                                                                          7,775
                    Scissors & Gardening Tools
    95,400          Spar Finland                                                                                               2,695
                    Grocery/Convenience Stores
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              71,095

                    .Norway: 0.1%
   654,750          Atex Media Solutions                                                                                       1,182
                    Print Media Software

                    .Sweden: 4.7%
 1,500,000          WM Data Nordic                                                                                            64,955
                    Computer Services/Consulting
   350,000          Modern Times Group                                                                                        10,673
                    TV, Newspapers & Electronic Commerce
 1,200,000          Mandator                                                                                                   8,417
                    Computer Services/Consulting
   150,000          Information Highway                                                                                        4,885
                    Internet Consulting
   135,000          IBS                                                                                                        2,487
                    Enterprise Software
   250,000          Sigma                                                                                                      2,028
                    Technical Consulting
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              93,445

                    .France: 4.3%

   400,000          Atos                                                                                                      51,290
                    Computer Services/Transaction Processing
    62,000          NRJ                                                                                                       16,838
                    Radio Network
    60,000          Fininfo                                                                                                   11,949
                    Data Feeds for French Banks & Brokers
    19,000          Penauille Polyservice                                                                                      5,261
                    Industrial Cleaning/Airport Services
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              85,338

                    .United Kingdom/Ireland: 15.6%
   500,000          NTL                                                                                                       48,047
                    Voice, Video & Data Services
 2,000,000          Serco Group                                                                                               44,960
                    Facilities Management
 2,000,000          Capita Group                                                                                              23,024
                    Outsourcing Services
13,000,000          Electronics Boutique                                                                                      19,911
                    Video Game Retailer
   510,000          Euro Money Publications                                                                                   14,972
                    Financial Publications
 1,250,000          SSL International                                                                                         14,791
                    Medical & Footcare Products
 1,700,000          Rotork                                                                                                    12,067
                    Valve Actuators for Oil & Water Pipelines
 2,000,000          Bodycote                                                                                                  10,853
                    Materials Technology & Metal Processing
 3,500,000          Taylor Nelson                                                                                             10,375
                    Market Research Services
   500,000          Baltimore Technologies                                                                                     9,984
                    Security Software
 1,250,000          ITNET                                                                                                      9,933
                    Outsourcing Services
   225,000          Esat Telecom (Ireland)                                                                                     8,944
                    Telecommunications Provider
 2,500,000          NFC                                                                                                        8,811
                    Logistics
 2,000,000          Oriflame International                                                                                     8,366
                    Cosmetics Sold Door-to-Door
 1,000,000          Atkins                                                                                                     8,358
                    Facilities Management
   600,000          Logica                                                                                                     7,935
                    Computer Services/Consulting
 2,500,000          Smith & Nephew                                                                                             7,874
                    Medical Equipment & Supplies
 2,000,000          Photobition Group                                                                                          7,576
                    Production of Graphics for Exhibits
   450,000          Flextech                                                                                                   7,000
                    Cable Channels
 3,400,000          HALMA                                                                                                      6,495
                    Fire, Burglary & Flooding Detection Devices
 1,500,000          Hogg Robinson                                                                                              5,842
                    Corporate Travel Management
   715,000          Fairey Group                                                                                               4,963
                    Electronic Products


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

     300,000    Ocean Group                                             $  4,610
                Freight Forwarder
     500,000    St James Capital                                           1,906
                Life Insurance
--------------------------------------------------------------------------------
                                                                         307,597

                .Switzerland: 4.8%
     12,500     Cie Fin Richemont                                         25,307
                Luxury Goods, Tobacco & Pay TV
     65,000     Selecta Group                                             25,123
                Vending Machine Owner/Operator
     30,000     Phoenix Mecano                                            14,094
                Electrical Components Manufacturer
     15,000     Bon Appetit                                               11,695
                Wholesale Food Distributor and Speciality
                Restaurant/Retail Outlets
      6,500     Sarasin & Cie Bank                                        11,435
                Private Banking
     12,000     Societe Generale d'Affichage                               7,005
                Billboard Advertising
--------------------------------------------------------------------------------
                                                                          94,659

               .Italy/Greece: 7.5%
  1,800,000    Editoriale L'Espresso                                      33,548
               Newspapers & Magazines
  2,900,000    Autogrill                                                  32,429
               Restaurants & Catering for Travelers
  3,500,000    Banca Fideuram                                             19,830
               Life Insurance & Mutual Funds
    700,000    Attica Enterprises (Greece)                                17,153
               Ferry Line
  1,500,000    Class Editori                                              12,860
               Newspapers & On-Line Financial Data
  1,400,000    Mediolanum                                                 10,720
               Life Insurance & Mutual Funds
  1,400,000    Aeroporti di Roma                                          10,407
               Airport Management
  4,000,000    SEAT Pagine Gialle                                          5,845
               Yellow Pages Publisher
  1,250,000    Saipem                                                      5,392
               Offshore Construction
--------------------------------------------------------------------------------
                                                                         148,184

               .Spain/Portugal: 2.1%
    400,000    Mapfre Vida                                                11,758
               Life Insurance & Mutual Funds
    450,000    Cortefiel                                                  11,694
               Apparel Retailer
    400,000    Aguas de Barcelona                                          6,701
               Water Utility
    650,000    Prosegur                                                    5,711
               Security Guards
    425,000    Filmes Lusomundo (Portugal)                                 5,649
               Newspapers, Radio, Video, Film Distribution
--------------------------------------------------------------------------------
                                                                          41,513

               .Netherlands: 2.7%
    500,000    Getronics                                                  26,971
               Computer Services/Consulting
    420,000    Kempen                                                     19,771
               Stock Brokerage/Investment Management
    950,000    Scala Business Solutions                                    6,071
     95,775    Scala Business Solutions
                Warrants 3/31/01                                               9
               Enterprise Software
--------------------------------------------------------------------------------
                                                                          52,822

               .Hungary: 0.5%
  1,200,000    Matav                                                       6,592
               Telecommunications Provider
    100,000    Gedeon Richter                                              4,009
               Pharmaceuticals
--------------------------------------------------------------------------------
                                                                          10,601
                                                                       ---------
Europe: Total                                                            989,468

--------------------------------------------------------------------------------
Asia: 26.8%
               .Hong Kong: 3.6%
 14,999,000    Li and Fung                                                45,377
               Sourcing of Consumer Goods
  3,000,000    SmarTone Telecom                                            9,230
               Mobile Telecommunications Provider
  2,000,000    TVB                                                         8,548
               Television Broadcasting
  7,500,000    Pacific Century                                             4,055
               Life Insurance
  1,645,000    Varitronix International                                    3,590
               LCD Manufacturer
--------------------------------------------------------------------------------
                                                                          70,800

               .India: 0.0%
  1,998,000    Zurich India Quantum                                          561
               (formerly known as Centurion Quantum Growth)
               Closed-End Fund

               .Japan: 11.6%
    150,000    Nintendo                                                   23,922
               Video Games
    175,000    Orix                                                       21,515
               Finance Leasing
    120,000    Aiful                                                      20,456
               Consumer Lending
     90,000    Ryohin Keikaku                                             18,174
     90,000    Ryohin Keikaku New                                         18,089
               Own Brand Specialty Retailer
     36,000    OBIC                                                       16,822
               Computer Integrator
    180,000    Fuji Software ABC                                          15,334
               Computer Services/Consulting
     75,000    Nidec                                                      14,194
               Spindle Motor Manufacturer
    110,000    Trans Cosmos                                               13,741
               Information Technology Services & Investments
     20,000    Bellysystem 24                                             13,431
               Telemarketing
    140,000    JAFCO                                                      11,769
               Venture Capital Fund

Number of Shares                                                           Value (000)
--------------------------------------------------------------------------------------

    80,000              Taiyo Ink                                             $ 11,271
                        Speciality Chemicals
    30,000              Otsuka Kagu                                              8,735
                        Furniture Retailer
    40,000              Benesse                                                  7,961
                        Correspondence Courses
    30,000              Kadokawa Shoten                                          7,608
                        Magazine/Book Publisher
   385,000              NuSkin Enterprises                                       5,197
                        Personal Care/Herbal Products
--------------------------------------------------------------------------------------
                                                                               228,219

                        .Taiwan: 1.4%
 2,000,000              Hitron Technology                                        8,589
                        Network Integration & Internet Services
 2,999,500              Chroma Ate                                               7,927
                        Test & Measurement Instruments
 2,000,000              Systex                                                   6,292
                        Systems Integrator & Internet Services
 2,000,000              Phoenixtec Power                                         4,153
                        Uninterruptable Power Supply Manufacturer
--------------------------------------------------------------------------------------
                                                                                26,961

                        .Malaysia: 0.4%
 2,000,000              Unisem                                                   8,158
                        Semiconductor Assembly

                        .Philippines: 0.3%
75,000,000              Int'l Container Terminal Services                        7,152
                        Container Handling Terminals & Port Management

                        .South Korea: 0.6%
    65,000              S1 Corporation                                          10,927
                        Home/Business Security Services

                        .Singapore: 8.9%
 9,500,000              Star Cruises                                            57,000
                        Cruise Line
 6,500,000              Venture Manufacturing                                   56,572
                        Electronic Manufacturing Services
 8,500,000              Datacraft Asia                                          37,400
                        Network Integrator
 6,500,000              Natsteel Electronics                                    24,272
                        Electronic Manufacturing Services
--------------------------------------------------------------------------------------
                                                                               175,244
                                                                              --------
                        Asia: Total                                            528,022

--------------------------------------------------------------------------------------
Latin America: 3.9%
                        .Mexico: 2.3%
 7,000,000              Grupo Industrial Bimbo                                  14,664
                        Bread, Baked Goods & Snacks
 3,500,000              Kimberly Clark de Mexico                                12,358
                        Paper Products
 5,000,000              Corp Interamericana de
                         Entretenimiento                                        12,117
                        Special Events & Live Entertainment
 4,600,000              Grupo Continental                                     $  5,561
                        Beverages
--------------------------------------------------------------------------------------
                                                                                44,700

                        .Brazil: 0.9%
   775,000              Embratel                                                 8,864
                        Long Distance Telecommunications Provider
   400,000              TeleSudeste Celular                                      8,600
                        Cellular Operator
--------------------------------------------------------------------------------------
                                                                                17,464

                        .Argentina: 0.5%
   400,000              IRSA GDS                                                11,250
                        Real Estate Management & Development

                        .Peru: 0.2%
 7,000,000              Enrique Ferreyros                                        4,149
                        Heavy Machinery Dealer
                                                                              --------
Latin America:          Total                                                   77,563
--------------------------------------------------------------------------------------
Other Countries: 13.7%
                        .Australia: 3.5%
 7,500,000              ERG                                                     30,835
                        Smart Card Systems for Public Transportation
 5,000,000              AAPT                                                    15,979
                        Telecommunications Provider
 1,000,000              Computershare                                           12,013
                        Financial Software/Services
 2,000,000              KeyCorp                                                  9,841
                        Smart Card Technology
--------------------------------------------------------------------------------------
                                                                                68,668

                        .Canada: 4.5%
   650,000              Celestica                                               32,002
                        Electronic Manufacturing Services
   720,000              Canadian Natural Resources                              16,855
                        Oil & Gas Producer
   500,000              Penn West Petroleum                                     10,616
                        Oil & Gas Producer
   600,000              Power Financial                                          9,718
                        Financial Services Holding Company
   400,000              Leitch Technology                                        6,261
                        Television Production Equipment
 1,200,000              Bracknell                                                5,104
                        Electrical Contractor & Facilities Management
   600,000              LGS Group                                                4,083
                        Computer Systems Integrator
 4,000,000              Dundee Realty                                            3,539
                        Real Estate
--------------------------------------------------------------------------------------
                                                                                88,178

                        .Israel: 2.3%
   750,000              Amdocs                                                  15,750
                        Telecommunications Billing & Customer Care
                         Software
   550,000              Galileo Technology                                      13,750
                        Communications Semiconductors

Principal Amount of
Number of Shares                                         Value (cont'd)
------------------------------------------------------------------------
   170,000           Gilat Satellite Network                 $    9,116
                     Satellite Communications Equipment
   300,000           ECI Telecom                                  7,406
                     Telecommunications Equipment
------------------------------------------------------------------------
                                                                 46,022
                     .South Africa: 1.2%
 6,000,000           Dimension Data                              23,850
                     Networks & Computer Services

                     .Russia: 0.0%
$1,500,000           Khanty Mansiysk 10% Notes                      750
     3,917           Khanty Mansiysk                                131
                     Oil Production in Russia
------------------------------------------------------------------------
                                                                    881
                     .United States: 2.2%
   325,000           AES Corporation                             19,175
                     Power Plants
   375,000           MIH                                         10,828
                     Pay-TV
   450,000           Global TeleSystems                           8,873
                     Telecommunications Provider
   190,000           Azurix                                       3,266
                     Owner & Operator of Water Utilities
------------------------------------------------------------------------
                                                                 42,142
                                                             ----------
Other: Total                                                    269,741

Total Common Stocks and Other                                ----------
 Equity-Like  Securities: 94.5%                               1,864,794
Short-Term Obligations: 5.6%                                    110,979
                                                             ----------
Total Investments: 100.1%                                     1,975,773
Cash and Other Assets Less
 Liabilities: (0.1%)                                             (2,218)
                                                             ----------
Total Net Assets: 100%                                       $1,973,555
========================================================================

Acorn International
    .Portfolio Diversication

At September 30, 1999, the Fund's portfolio of investments as a percent of net assets was diversified as follows:


                               Value (000)    Percent
-----------------------------------------------------
 . Information
Computer Services               $  286,037      14.6%
Publishing                         101,569       5.1
Telephone Services                  93,060       4.7
Contract Manufacturing              80,844       4.1
CATV                                75,903       3.8
Transaction Processors              52,689       2.7
Business Software                   35,483       1.8
Instrumentation                     31,079       1.6
Semiconductors                      21,908       1.1
Programming                         21,127       1.1
Business Information                20,308       1.0
Computer Hardware                   18,347       0.9
Radio                               16,838       0.9
Broadcasting                        14,809       0.8
Marketing                           10,375       0.5
Telephone Equipment                  9,116       0.5
Mobile Communications                8,600       0.4
Advertising                          7,005       0.4
Internet                             4,885       0.2
----------------------------------------------------
                                   909,982      46.2
 . Health Care
Hospital Management                 42,302       2.2
Services                            14,791       0.7
Medical Equipment                    8,680       0.4
Hospital/Laboratory Supplies         7,874       0.4
Pharmaceuticals                      4,009       0.2
----------------------------------------------------
                                    77,656       3.9
 . Consumer Goods/Services
Consumer Services                   87,556       4.5
Retail                              64,909       3.3
Travel                              62,842       3.2
Entertainment                       62,707       3.2
Nondurables                         33,696       1.7
Restaurants                         32,429       1.6
Food                                26,359       1.3
Consumer Software                   23,922       1.2
Beverages                            5,561       0.3
Consumer Goods Distribution          2,695       0.1
----------------------------------------------------
                                   402,676      20.4
 . Finance
Finance Companies               $   33,284       1.7%
Money Management                    30,550       1.5
Insurance                           27,437       1.4
Brokerage                           19,771       1.0
Banks                               11,435       0.6
Closed-End Funds                       561       0.0
----------------------------------------------------
                                   123,038       6.2
 . Industrial Goods/Services
Outsourcing Services               125,920       6.4
Electrical Components               49,686       2.5
Machinery Processing                16,216       0.8
Speciality Chemicals                11,271       0.6
Industrial Materials                10,853       0.5
Industrial Services                  9,714       0.5
----------------------------------------------------
                                   223,660      11.3
 . Energy/Minerals
Oil/Gas Producers                   28,352       1.4
Independent Power                   19,175       1.0
Oil Services                         5,392       0.3
----------------------------------------------------
                                    52,919       2.7
 . Other Industries
Transportation                      50,107       2.5
Real Estate                         14,789       0.8
Regulated Utilities                  9,967       0.5
----------------------------------------------------
                                    74,863       3.8
Total Common Stocks and         --------------------
Other Equity-Like Securities     1,864,794      94.5
Short-Term Obligations             110,979       5.6
                                --------------------
Total Investments                1,975,773     100.1
Cash and Other Assets Less
   Liabilities                      (2,218)     (0.1)
                                --------------------
Net Assets                      $1,973,555     100.0%
----------------------------------------------------

Acorn Fund

    .Major Portfolio Changes in the Third Quarter


                                                 Number of Shares
                                               --------------------
                                                6/30/99     9/30/99
Additions
-------------------------------------------------------------------
    Information
3DO Company                                           0     218,000
Applied Power                                         0     350,000
Corus Entertainment (Canada)                          0     219,500
Entra Data (Sweden)                              20,000     100,000
Musicmaker.com                                        0     290,000
Oak Industries                                  350,000     450,000
Playboy Enterprises                             150,000     345,000
Price Communications                                  0     420,000
    (includes effect of 5% stock dividend)
Project Software                                      0      54,000
Shop at Home                                          0     300,000
Sykes Enterprises                               670,000     724,000
West TeleServices                               267,000     425,000
-------------------------------------------------------------------
    Health Care
Orthofix International                          232,000     407,000
-------------------------------------------------------------------
    Consumer Goods/Services
Bally Total Fitness                             480,000     540,000
Gadzooks                                        425,000     715,000
Herman Miller                                   336,000     473,000
ITT Educational Services                        187,000     319,000
Jones Apparel                                   630,000     730,000
Station Casinos                                 250,000     400,000
-------------------------------------------------------------------
    Finance
Ace Cash Express                                204,000     390,000
Americredit                                   3,267,000   3,632,000
FPIC Insurance                                  220,000     340,000
Protective Life                                 400,000     600,000
Terra Nova Bermuda                                    0     252,000
-------------------------------------------------------------------
    Industrial Goods/Services
Airnet Systems                                  650,000     860,000
AK Steel                                              0     450,000
Forward Air                                     120,000     200,000
RPM                                                   0     732,000
-------------------------------------------------------------------
    Energy/Minerals
Canadian Natural Resources
   (Canada)                                     500,000     585,000
Cross Timbers Oil                               481,000   1,400,000
Dynegy                                        1,000,000   1,200,000
Precision Drilling (Canada)                           0     139,100
Ulster Petroleums (Canada)                            0     200,000
-------------------------------------------------------------------
    Other Industries
Consolidated Tomoka                                   0     150,000
General Growth Properties                             0     200,000
Security Capital European Realty                770,312     823,437
Utilicorp United                                      0     200,000

Acorn Fund
    . Major Portfolio Changes in the Third Quarter, continued

                                        Number of Shares
                                      --------------------
                                       6/30/99     9/30/99
Sales
----------------------------------------------------------
    Information

Aspect Telecommunications             864,000      284,000
BISYS                                 195,000      141,000
Choicepoint                           210,000      178,000
Dunn Computer                          39,000            0
Electronic Arts                       350,000      200,000
Jabil Circuit                         475,000      300,000
Keane                                 275,000       75,000
Kent Electronics                      400,000      300,000
Liberty Media Group, AT&T           2,600,000    2,300,000
Macrovision                           150,000            0
Mettler Toledo                        591,000      480,000
Sanmina Corporation                   200,000      150,000
Solectron                             890,000      800,000
Structural Dynamics                   310,000            0
World Color Press                   1,240,000      140,000

----------------------------------------------------------
    Health Care
Hillenbrand Industries                 91,000            0
Lincare Holdings                    2,572,000    2,374,000
Thermedics                              7,000            0

----------------------------------------------------------
    Consumer Goods/Services
Airtours (United Kingdom)           1,650,000    1,322,600
Hollywood Park                        500,000      300,000
Host Marriott Services                911,000            0
Just For Feet                         600,000            0
Kimberly Clark de Mexico
 (Mexico)                           3,300,000            0
St. John Knits                        429,000            0
Thor Industries                       474,000      341,000

----------------------------------------------------------
    Finance

CNB Bancshares                        170,000            0
Coast Contingency Rights              554,000            0
Foremost                              430,000       77,000
Washington Mutual                      62,000            0

----------------------------------------------------------
    Industrial Goods/Services
A M Castle                            345,000      245,000
Cambrex                               600,000      300,000
Compass International Services        736,000            0
Expeditors International
   of Washington                    1,890,000    1,500,000
HA.LO Industries                    1,001,000      626,000
Intermet Holdings                     400,000      260,000
Varitronix International
   (Hong Kong)                      4,500,000    1,795,000
Worthington Industries                700,000            0

----------------------------------------------------------
    Energy/Minerals
AES Corporation                     1,264,000    1,164,000
Atmos Energy                        1,000,000      800,000
Atwood Oceanics                       225,000            0
Canadian 88 Energy (Canada)           475,000            0
Devon Energy                          900,000      630,000
Equitable Resources                 1,000,000      900,000
Evergreen Resources                   300,000      250,000

----------------------------------------------------------
    Other Industries
Forest City Enterprises, Cl. A        370,000            0
Weingarten Realty Investors           165,000            0

Acorn Fund
    .Statement of Investments (Unaudited) September 30, 1999


Number of Shares                                              Value (000)
-------------------------------------------------------------------------
                                                  Common Stocks and Other
                                            Equity-Like Securities: 92.5%
-------------------------------------------------------------------------
Information: 28.8%
             Media
             .Broadcasting: 2.1%
   695,000   Young Broadcasting                                  $ 36,401
             Television Stations
   819,000   Data Transmission Network                             20,424
             Data Services for Farmers
   558,000   Granite Broadcasting                                   6,208
             Television Stations
   150,000   Cumulus Media                                          4,903
             Radio Stations
   300,000   Shop at Home                                           2,700
             Television Home Shopping Network
-------------------------------------------------------------------------
                                                                   70,636
             .Television Programming: 3.3%
 2,300,000   Liberty Media Group, AT&T                             85,387
             Cable & Satellite Programming
   366,000   TV Guide                                              14,320
             TV Program Guides & Programming
   345,000   Playboy Enterprises                                    9,207
             CATV & Satellite Programming, Publishing
-------------------------------------------------------------------------
                                                                  108,914
             Telecommunications
             .Telephone Services: 2.4%
 1,484,000   RCN                                                   60,844
             Metro Market CLEC: Voice,
             Video & Internet Services
   354,000   Commonwealth Telephone                                15,576
             Rural Market CLEC: Local, Long Distance &
             Internet Services
   140,000   Startec Global Communications                          1,925
             International Telecommunications
-------------------------------------------------------------------------
                                                                   78,345
             .Mobile Communications: 2.5%
   580,000   Telephone & Data Systems                              51,511
             Cellular & Telephone Services
   500,000   Pinnacle Holdings                                     13,063
             Towers for Cellular, PCS & Paging
   420,000   Price Communications                                  10,526
             Cellular Telephone Services
   355,000   COMARCO                                                7,011
             Wireless Network Testing
-------------------------------------------------------------------------
                                                                   82,111
             .Telecommunications Equipment: 0.3%
   284,000   Aspect Telecommunications                              4,819
             Call Center Equipment
   262,000   REMEC                                                  3,603
             Telecommunication Equipment for
             Defense & Commercial
    36,000   Comverse Technology                                    3,395
             Voicemail & Other Enhanced Services Equipment
-------------------------------------------------------------------------
                                                                   11,817

             Computer Related Hardware
             .Computer Hardware/Related Systems: 2.1%
   903,000   Kronos                                                33,129
             Labor Management Solutions
   700,000   Micros Systems                                        28,350
             Information System for Restaurants & Hotels
   350,000   American Power Conversion                              6,650
             Uninterruptable Power Systems
-------------------------------------------------------------------------
                                                                   68,129

             .Semiconductors/Related Equipment: 0.5%
   450,000   Oak Industries                                        15,300
             Communications Components
             .Gaming Equipment:  2.1%
 2,342,000   International Game Technology                         42,156
             Slot Machines & Progressive Jackpots
   450,000   Anchor Gaming                                         26,775
             Slot Machines & Casinos
-------------------------------------------------------------------------
                                                                   68,931
             .Contract Manufacturing: 2.9%
   800,000   Solectron                                             57,450
             Electronic Manufacturing Services
   300,000   Jabil Circuit                                         14,850
             Electronic Manufacturing Services
   150,000   Sanmina                                               11,606
             Backplanes & Electronic Manufacturing Services
   350,000   Applied Power                                         10,631
             Electronic Enclosures & Industrial Products
-------------------------------------------------------------------------
                                                                   94,537
             .Instrumentation: 1.0%
   480,000   Mettler Toledo                                        14,220
             Laboratory Products
   613,000   Thermoquest                                            6,207
$1,500,000   Thermoquest, 5% Note Due 8/15/00                       1,455
             Mass Spectrometry & Chromatography
$5,000,000   Thermo Optek, 5% Note Due 10/15/00                     4,850
   265,000   Thermo Optek                                           2,236
             Elemental & Molecular Spectroscopy
   266,122   Onix Systems                                           1,480
             Field Measurement & Sensor Equipment
   232,000   Metrika Systems                                        1,334
             Gamma Ray Instrumentation
-------------------------------------------------------------------------
                                                                   31,782
             .Business Software: 0.7%
 1,075,000   Systems & Computer Technology                         13,505
             Enterprise Software & Services
   650,000   JDA Software Group                                     7,597
             Applications/Software & Services for Retailers
    54,000   Project Software                                       2,889
             Enterprise Maintenance Software
-------------------------------------------------------------------------
                                                                   23,991
             .Consumer Software: 1.2%
   200,000   Electronic Arts                                       14,475
             Entertainment Software
   200,000   THQ                                                    8,625
             Entertainment Software

Acorn Fund
 .Statement of Investments, continued

Principal Amount or
Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
  $6,500,000      Activision, 6.75% Note Due 1/1/05                 $  7,280
     410,000      Activision                                           7,226
                  Entertainment Software
     218,000      3DO Company                                          2,194
                  Entertainment Software
----------------------------------------------------------------------------
                                                                      39,800

                  .Computer Services: 1.6%
     724,000      Sykes Enterprises                                   17,874
                  Call Center Services
     790,000      Computer Task Group                                 11,652
                  Application Development & Staffing Services
     642,000      RCM Technologies                                     6,902
                  Technology Staffing Services
     141,000      BISYS                                                6,614
                  Processing for Banks
     400,000      IMR Global                                           3,300
                  Application Development & Maintenance Services
     214,000      Analysts International                               2,220
                  Technology Staffing Services
      75,000      Keane                                                1,711
                  Application Development & Maintenance Services
     987,000      Aztec Technology Partners                            1,696
                  Application Development & Maintenance Services
----------------------------------------------------------------------------
                                                                      51,969

                  Software/Services
                  .Business Information/
                  Marketing Services/Publishing: 3.0%

     800,000      Getty Images                                        19,300
                  Photographs for Publications & Electronic Media
   1,100,000      PRIMEDIA                                            15,400
                  Specialty Magazines & Other Publications
     178,000      Choicepoint                                         11,993
                  Fraud Protection Information
   1,400,000      InfoUSA, Cl. A                                       9,450
   1,000,000      InfoUSA, Cl. B                                       6,875
                  Business Data for Sales Leads
     403,000      ACNielsen                                            9,143
                  Market Research, Information & Analysis
     450,000      Information Holdings                                 8,747
                  Scientific & Medical Publications,
                  Patent Information
     350,000      Acxiom                                               6,880
                  Database Marketing Services
     140,000      World Color Press                                    5,215
                  Web-Offset Printing
     425,000      West Teleservices                                    4,409
                  Customer Care & Sales Support
----------------------------------------------------------------------------
                                                                      97,412

                  .Internet: 0.9%
     200,000      RSA Security                                         5,313
                  Enterprise Security Software
     280,000      Sterling Commerce                                    5,198
                  Electronic Commerce Software & Services
     310,000      Online Resources                                     4,301
                  Internet Banking Technology

       2,683      Bigfoot International                                4,024
                  Internet Direct Marketing
     135,000      AppNet Systems                                       3,696
                  Internet Application Development
     290,000      Musicmaker.com                                       2,991
                  Make Your Own Music CD
     250,000      NeoPlanet, Series A                                  2,000
                  Cool Web Browser
     342,855      GIGA                                                 1,414
      29,714      GIGA Warrants                                            4
                  Data on Information Technology
----------------------------------------------------------------------------
                                                                      28,941

                  .Electronics Distribution: 0.5%
     790,000      Pioneer-Standard Electronics                        11,406
                  Component & Computer Distribution
     300,000      Kent Electronics                                     5,550
                  Component Distribution & Contract Assembly
----------------------------------------------------------------------------
                                                                      16,956

                  .Transaction Processors: 1.7%
   1,874,000      National Data                                       48,724
                  Credit Card & Health Claims Processor
     450,000      Concord EFS                                          9,281
                  Credit Card Processor
----------------------------------------------------------------------------
                                                                      58,005
                                                                     -------
Information: Total                                                   947,576

----------------------------------------------------------------------------
Health Care: 6.3%
                  .Biotechnology/Drug Delivery: 2.0%
     450,000      Inhale Therapeutic Systems                          13,669
                  Pulmonary Drug Delivery
     329,000      Protein Design Labs                                 11,885
                  Computer Designed Monoclonal Antibodies
     525,000      Myriad Genetics                                      8,925
                  Gene Discovery & Diagnostic Products
     915,000      Microcide Pharmaceuticals                            6,405
                  Antibiotics
     351,000      Guilford Pharmaceuticals                             5,353
                  Drug Delivery & Neurology Drugs
   1,508,000      Corvas International                                 4,241
                  Rational Drug Design
     768,000      Synaptic Pharmaceuticals                             3,840
                  Receptor Targeted Drug Design
     160,000      Incyte Pharmaceutical                                3,700
                  Gene Sequencing
     230,000      CuraGen                                              3,047
                  Genomics
     529,000      NPS Pharmaceuticals                                  3,042
                  Small Molecule Drugs
     664,000      Genome Therapeutics                                  2,656
                  Gene Discovery Services
----------------------------------------------------------------------------
                                                                      66,763

                                       32

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                 .Medical Equipment: 0.8%
     299,000     Wesley Jessen Vision                            $    9,325
                 Contact Lenses
     443,000     Acuson                                               5,648
                 Ultrasound Devices
     407,000     Orthofix International                               5,545
                 Bone Fixation & Stimulation Devices
     541,000     Respironics                                          4,463
                 Respiratory Devices
---------------------------------------------------------------------------
                                                                     24,981

                 .Services: 3.5%
   2,374,000     Lincare Holdings                                    63,282
                 Home Health Care Services
   1,952,000     First Health                                        43,798
                 PPO Network
   1,180,000     Magellan Health Services                             8,629
                 Mental Health Services
      43,000     Spectrum Health Solutions                               11
                 Workman's Compensation
---------------------------------------------------------------------------
                                                                    115,720
                                                                    -------
Health Care: Total                                                  207,464

---------------------------------------------------------------------------
Consumer Goods/Services: 8.7%
                 Goods
                 .Leisure Vehicles: 2.2%
   1,260,000     Harley-Davidson                                     63,079
                 Motorcycles & Related Merchandise
     341,000     Thor Industries                                      8,696
                 Busses & RVs
---------------------------------------------------------------------------
                                                                     71,775

                 .Furniture: 0.3%
     473,000     Herman Miller                                       11,308
                 Office Furniture
                 .Nondurables: 0.1%
     401,000     First Years                                          4,110
                 Infant & Toddler Products
                 .Apparel Manufacturers: 0.9%
     730,000     Jones Apparel                                       20,987
                 Women's Apparel
     600,000     Unifi                                                6,600
                 Polyester & Nylon Fabrics
     140,000     Gildan Activewear                                    2,415
                 Cotton T-Shirts
     504,000     Sirena Apparel                                           8
                 Bathing Suits & Lingerie
---------------------------------------------------------------------------
                                                                     30,010
                 Services
                 .Retail: 1.6%
   1,600,000     Borders Group                                       23,500
                 Bookstores
     400,000     Whole Foods Market                                  13,088
                 Natural Food Supermarkets
     590,000     Nautica Enterprises                                  9,514
                 Men's Casual Apparel
     715,000     Gadzooks                                        $    4,737
                 Teen Apparel Retailer
     400,000     Panera Bread                                         2,650
                 Bakery & Deli Restaurants
---------------------------------------------------------------------------
                                                                     53,489

                 .Consumer Services: 0.8%
     540,000     Bally Total Fitness                                 16,504
                 Fitness Centers
     319,000     ITT Educational Services                             6,220
                 Technology Oriented Postsecondary
                 Degree Programs
      75,000     Steiner Leisure                                      1,875
                 Spas & Hair/Skin Products on Cruise Ships
---------------------------------------------------------------------------
                                                                     24,599

                 .Casinos: 0.6%
     400,000     Station Casinos                                      9,300
                 Casinos & Riverboats
     300,000     Hollywood Park                                       4,612
                 Casinos
     535,000     Monarch Casino & Resort                              3,477
                 Casino/Hotel in Reno
      63,000     Lakes Gaming                                           606
                 Hotel & Casino in Biloxi & Gulfport
---------------------------------------------------------------------------
                                                                     17,995

                 .Cruise Lines: 2.2%
   1,500,000     Carnival                                            65,250
                 Largest Cruise Line
     120,000     Royal Caribbean Cruises                              5,400
                 Cruises to Caribbean & Alaska
     410,000     Royal Olympic Cruise                                 1,025
                 Cruises in Mediterranean
---------------------------------------------------------------------------
                                                                     71,675
                                                                    -------
Consumer Goods/Services: Total                                      284,961
---------------------------------------------------------------------------
Finance: 13.7%
                 .Banks: 1.7%
     799,000     TCF Financial                                       22,821
                 Great Lakes Bank
     612,000     Texas Regional Bancshares                           15,147
                 TexMex Bank
     414,000     Chittenden                                          11,799
                 Vermont & West Massachusetts Bank
     400,000     Eldorado Bancshares                                  3,425
                 California Bank
     138,000     Peoples Heritage Financial                           2,294
                 New England Bank
---------------------------------------------------------------------------
                                                                     55,486

                 .Savings & Loans: 2.0%
   1,602,000     Peoples Bank Bridgeport                             37,847
                 Connecticut Savings & Loan
     782,000     Washington Federal                                  18,133
                 Washington State Savings & Loan
     622,000     Commonwealth Bancorp                                10,613
                 Philadelphia Savings & Loan
---------------------------------------------------------------------------
                                                                     66,593


Acorn Fund
  .Statement of Investments, continued

Number of Shares                                               Value (000)
--------------------------------------------------------------------------
                 .Insurance: 3.7%
   1,155,000     UICI                                            $ 29,525
                 Insurance/Specialty Insurance
     600,000     Protective Life                                   17,400
                 Life/Dental Insurance
      78,000     Markel                                            14,201
                 Specialty Insurance
     511,000     Leucadia National                                 10,731
                 Insurance Holding Company
     488,000     Baldwin & Lyons, Cl. B                            10,034
                 Trucking Insurance
     252,000     Terra Nova Bermuda                                 8,048
                 Specialty Re-Insurance
     612,000     Acceptance Insurance                               7,803
                 Crop Insurance
     293,000     United Fire & Casualty                             6,739
                 Property & Casualty
     320,000     HCC Insurance Holdings                             5,380
                 Aviation Insurance
     340,000     FPIC Insurance                                     5,121
                 Medical & Dental Malpractice Insurance
     210,000     StanCorp Financial                                 4,699
                 Group Life, Disability & 401K
      77,000     Foremost                                           1,848
                 Mobile Home & RV Insurance
-------------------------------------------------------------------------
                                                                  121,529

                 .Money Management: 3.3%
     539,000     SEI Investments                                   48,123
                 Mutual Fund Administration
   2,679,000     Phoenix Investment Partners                       22,437
                 Mutual Fund & Pension Manager
   1,034,000     Pioneer Group                                     15,510
                 Equity Mutual Funds
   1,063,000     Baker Fentress                                    14,816
                 Closed-End Investment Company
     300,000     Affiliated Managers Group                          8,175
                 Mutual Fund & Pension Manager
-------------------------------------------------------------------------
                                                                  109,061

                 .Finance Companies: 3.0%
   3,632,000     Americredit                                       54,253
                 Auto Lending
     525,000     Creditrust                                        11,780
                 Buys Defaulted Credit Card Paper
     600,000     DVI Health Services                                9,825
                 Leases for Big Medical Equipment
   1,820,000     World Acceptance                                   9,783
                 Personal Loans
   1,375,000     Capital Trust                                      6,789
                 Mortgage Loans
     390,000     Ace Cash Express                                   5,655
                 Check Cashing Stores
-------------------------------------------------------------------------
                                                                   98,085
                                                                  -------
     Finance: Total                                               450,754

Industrial Goods/Services: 7.7%

                 .Steel: 1.1%
     820,000     Gibraltar Steel                                 $ 17,271
                 Steel Processing
     450,000     AK Steel                                           8,212
                 Carbon & Stainless Steel Producer
     420,000     Atchison Casting                                   3,859
                 Steel Foundries
     245,000     A M Castle                                         3,093
                 Steel Distribution
     260,000     Intermet Holdings                                  2,202
                 Ductile Iron & Aluminum Foundries
-------------------------------------------------------------------------
                                                                   34,637

                 .Industrial Goods: 0.9%
   1,000,000     Clarcor                                           16,812
                 Filters
     538,000     Applied Industrial Technologies                    9,684
                 Industrial Components Distribution
     550,000     Advanced Lighting Technologies                     3,850
                 Metal Halide Lighting
-------------------------------------------------------------------------
                                                                   30,346

                 .Specialty Chemicals & Industrial
                 Materials: 1.1%
   1,100,000     Lilly Industries, Cl. A                           14,987
                 Industrial Coatings
     732,000     RPM                                                8,921
                 Specialty Coatings & Paint
     300,000     Cambrex                                            7,931
                 Pharmaceutical & Other Specialty Chemicals
     100,000     Spartech                                           2,931
                 Plastics Distribution & Compounding
     445,000     SYMEX                                              2,003
                 Combinatorial Materials
     100,000     Brunswick Technologies                               400
                 Fiberglass Fabric for Composites
-------------------------------------------------------------------------
                                                                   37,173

                 .Outsourcing Services & Training: 0.9%
   2,220,000     Labor Ready                                       22,339
                 Temporary Manual Labor
     600,000     GP Strategies                                      6,750
                 Training Programs
     500,000     International Total Services                       1,000
                 Aviation Services
-------------------------------------------------------------------------
                                                                   30,089

                 .Logistics: 2.8%
   1,500,000     Expeditors International of Washington            48,141
                 International Freight Forwarder
     759,000     Hub Group                                         15,513
                 Truck & Rail Freight Forwarder
     426,000     C H Robinson                                      14,351
                 Truck Freight Forwarder

Number of Shares                                                     Value(000)
-------------------------------------------------------------------------------
  860,000         Airnet Systems                                       $  7,847
                  Check & Other Small Package Shipment
  200,000         Forward Air                                             4,725
                  Freight Transportation Between Airports
-------------------------------------------------------------------------------

                                                                         90,577
                  .Other Industrial Services: 0.9%
1,326,000         Wackenhut, Cl. B                                       19,890
   31,000         Wackenhut, Cl. A                                          612
                  Prison Management
  294,000         Mobile Mini                                             6,431
                  Leases Portable Storage Units
  626,000         HA.LO Industries                                        3,912
                  Distributor of Advertising & Promotional Products
-------------------------------------------------------------------------------
                                                                         30,845
                                                                       --------
Industrial Goods/Services: Total                                        253,667

-------------------------------------------------------------------------------
Energy/Minerals: 8.7%
                  .Independent Power: 3.4%
1,164,000         AES Corporation                                        68,676
    1,852         AES Corporation Warrants                                  166
                  Power Plants
1,500,000         MidAmerican Energy                                     44,250
                  Growth Utility
-------------------------------------------------------------------------------
                                                                        113,092
                  .Oil/Gas Producers: 2.8%
2,100,000         Tesoro Petroleum                                       34,650
                  Oil Refinery/Gas Producer
  630,000         Devon Energy                                           26,106
                  Oil & Gas Producer
1,400,000         Cross Timbers Oil                                      18,900
                  Oil & Gas Producer
  250,000         Evergreen Resources                                     6,016
                  Oil & Gas Producer
  175,000         Basin Exploration                                       4,200
                  Oil & Gas Producer
  800,000         Tipperary                                               1,250
                  Oil & Gas Producer
-------------------------------------------------------------------------------
                                                                         91,122

                  .Distribution/Marketing/Refining: 2.4%
  900,000         Equitable Resources                                    34,031
                  Natural Gas Utility & Producer
1,200,000         Dynegy                                                 24,825
                  Natural Gas & Electric Processing,
                  Production & Marketing
  800,000         Atmos Energy                                           19,300
                  Natural Gas Utility
-------------------------------------------------------------------------------
                                                                         78,156

                  .Oil Services: 0.1%
  125,000         Hanover Compressor                                      3,977
                  Natural Gas Compressor Rental
                                                                       --------
                  Energy/Minerals: Total                                286,347

Other Industries: 4.5%
                  .Real Estate: 3.8%
  968,000         The Rouse Company                                      22,264
                  Regional Shopping Malls
  823,437         Security Capital European Realty                       16,469
                  Strategic Real Estate Investments
  820,000         Cornerstone Properties                                 12,505
                  Downtown Office Buildings
  500,000         First Industrial Realty Trust                          12,375
                  Industrial Properties
  466,000         Forest City Enterprises,  Cl. B                        11,766
                  Shopping Malls
  260,000         Equity Residential Properties Trust                    11,017
                  Nationwide Apartments
  400,000         Macerich Company                                        9,250
                  Regional Shopping Malls
  699,000         LaSalle Hotel Properties                                9,043
                  Upscale/Full Service Hotels
  385,000         First Washington Realty Trust                           8,085
  120,000         First Washington Realty Trust, Cv. Pfd.                 3,323
                  Community Shopping Centers
  200,000         General Growth Properties                               6,300
                  Shopping Malls REIT
  150,000         Consolidated Tomoka                                     2,025
                  16,000 Acres of Florida Land
-------------------------------------------------------------------------------
                                                                        124,422
                  .Waste Management: 0.1%
  152,000         Stericycle                                              2,233
                  Medical Waste Disposal
                  .Regulated Utilities: 0.6%
  700,000         Unisource Energy                                        8,269
                  Electric Utility in Tuscon
  130,000         Central Hudson Gas & Electric                           5,119
                  Electric Utility
  283,000         Azurix                                                  4,864
                  Owner & Operator of Water Utilities
  200,000         Utilicorp United                                        4,213
-------------------------------------------------------------------------------
                  Global Utility
                                                                         22,465
                                                                       --------
Other Industries: Total                                                 149,120

-------------------------------------------------------------------------------

Foreign Securities:  14.1%
                  .Canada: 0.7%
  585,000         Canadian Natural Resources                             13,694
                  Oil & Gas Producer
  219,500         Corus Entertainment                                     3,548
                  CATV Programming & Radio Stations
  139,100         Precision Drilling                                      3,218
                  Oil & Gas Well Driller
  200,000         Ulster Petroleums                                       2,157
                  Oil & Gas Producer
-------------------------------------------------------------------------------
                                                                         22,617

Acorn Fund
    .Statement of Investments, continued


Number of Shares                                            Value (000)
-----------------------------------------------------------------------
                  .Australia: 0.3%

  927,959         Aristocrat Leisure                            $ 9,629
                  Slot Machines

                  .United Kingdom: 3.4%
  644,000         NTL                                            61,884
                  Voice, Video & Data Services
1,200,000         Serco Group                                    26,976
                  Facilities Management
1,250,000         Edinburgh Fund Managers                         9,037
                  Investment Management
1,322,600         Airtours                                        8,430
                  Packaged Tour Vacations
1,100,000         N. Brown Group                                  5,942
                  Mail Order Clothing in Large Sizes
-----------------------------------------------------------------------
                                                                112,269

                  .Germany/Austria: 0.4%
  180,000         Flughafen Wien (Austria)                        7,183
                  Vienna Airport Authority
   23,000         Binding-Brauerei                                5,095
                  Brewery
-----------------------------------------------------------------------
                                                                 12,278

                  .Sweden: 1.4%
1,000,000         WM Data Nordic                                 43,303
                  Computer Services/Consulting
  100,000         Entra Data                                      1,732
                  Business Software
-----------------------------------------------------------------------
                                                                 45,035

                  .Netherlands: 0.8%
  152,380         ASR Verzekeringsgroep                           9,486
                  Insurance
  171,084         Getronics                                       9,229
                  Computer Services/Consulting
  312,439         Hunter Douglas                                  8,452
                  Decorative Window Coverings
-----------------------------------------------------------------------
                                                                 27,167

                  .France: 0.9%
  230,000         Atos                                           29,492
                  Computer Services/Transaction Processing

                  .Italy: 0.8%
1,500,000         Banca Fideuram                                  8,499
                  Life Insurance & Mutual Funds
1,000,000         Aeroporti di Roma                               7,434
                  Airport Management
1,970,000         Ducati Motor                                    6,252
                  Motorcycles
1,250,000         Saipem                                          5,392
                  Offshore Construction
-----------------------------------------------------------------------
                                                                 27,577

                  .Malaysia: 0.1%

  750,000         Resorts World Berhad                          $ 1,717
                  Casino/Hotel Resort
  590,000         Berjaya Sports Toto                             1,250
                  Lottery/Gaming
-----------------------------------------------------------------------
                                                                  2,967
                  .Hong Kong: 0.1%
1,795,000         Varitronix International                        3,917
                  LCD Manufacturer
                  .China: 0.1%
  200,000         The Investment Company of China                 1,100
                  Closed-End Fund
                  .Singapore: 1.7%
8,130,000         Star Cruises                                   48,780
                  Cruise Line
2,000,000         Natsteel Electronics                            7,468
                  Electronic Manufacturing Services
-----------------------------------------------------------------------
                                                                 56,248

                  .Japan: 2.8%
  235,000         Softbank Corporation                           89,391
                  Internet Services/Investment Holdings
  300,000         Olympus Optical                                 4,057
                  Photographic & Medical Equipment
-----------------------------------------------------------------------
                                                                 93,448

                  .Mexico: 0.2%
7,350,000         Nadro, Series L                                 6,212
                  Pharmaceutical Distributor
                  .Other Latin America: 0.4%
  407,124         IRSA (Argentina)                               11,450
                  Real Estate Management & Development
   50,000         Tele Celular Sul (Brazil)                         947
                  Cellular Operator
-----------------------------------------------------------------------
                                                                 12,397
                                                             ----------
Foreign: Total                                                  462,353

Total Common Stocks and Other                                ----------
Equity-Like Securities: 92.5%                                $3,042,242

Short-Term Obligations: 7.4%                                    242,109
                                                             ----------
Total Investments:  99.9%                                     3,284,351
Cash and Other Assets Less Liabilities: 0.1%                      4,167
                                                             ----------
Total Net Assets: 100%                                       $3,288,518
-----------------------------------------------------------------------

Acorn Fund
    .Foreign Portfolio Diversification

At September 30, 1999 Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:


                                 Value (000)  Percent
-----------------------------------------------------
 .Information
Business Information/Publishing   $ 89,391       2.7%
Computer Services                   82,024       2.5
Cable Television                    65,432       2.0
Semiconductors & Related
  Equipment                         26,976       0.8
Contract Manufacturing               7,468       0.2
Business Software                    1,732       0.1
Mobile Communications                  947       0.0
----------------------------------------------------
                                   273,970       8.3

 .Health Care
Medical Equipment                    4,057       0.1
----------------------------------------------------
                                     4,057       0.1
 .Consumer Goods/Services
Travel                              57,210       1.7
Beverages                           13,547       0.4
Gaming                              10,879       0.3
Leisure Vehicles                     6,252       0.2
Consumer Goods Distribution          6,212       0.2
Retail                               5,942       0.2
Entertainment                        1,717       0.1
----------------------------------------------------
                                   101,759       3.1

 .Finance
Money Management                  $ 17,536       0.6%
Insurance                            9,486       0.3
Closed-End Funds                     1,100       0.0
----------------------------------------------------
                                    28,122       0.9

 .Industrial Goods/Services
Electrical Components                3,917       0.1
----------------------------------------------------
                                     3,917       0.1

 .Energy/Minerals
Oil/Gas Producers                   19,069       0.6
Oil Services                         5,392       0.2
----------------------------------------------------
                                    24,461       0.8

 .Other Industries
Transportation                      14,617       0.5
Real Estate                         11,450       0.3
----------------------------------------------------
                                    26,067       0.8
                                  ---------  -------
Total Foreign Portfolio           $462,353      14.1%
====================================================

The Acorn
-----------------------
        Family of Funds

Trustees

Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Allan B. Muchin
Robert E. Nason
Katherine Schipper
Ralph Wanger

Officers

Ralph Wanger
President

Margaret M. Forster
Vice President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Steven A. Radis
Vice President and Secretary

Mark H. Yost
Vice President

Leah J. Zell
Vice President

Investment Advisor
Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)

Distributor
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

Transfer Agent, Dividend Disbursing Agent and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

This report, including the unaudited schedules of investments, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Our e-mail address is:
acorn@wanger.com

Find out what's new - visit our web site at:
www.acornfunds.com

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The discussions in this report of portfolio companies are for illustration only and are not recommendations of individual stocks. The information is believed to be accurate, but the information and the views of the portfolio managers may change. The Acorn Funds invest in the stocks of small and midsized companies that may be more volatile than the stocks of larger companies.

[ACORN ARTWORK APPEARS HERE]

The Acorn
------------------------------
               Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502